                                                                     EXHIBIT 4.2


                 BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1


                 Class A-1 3.50545% Auto Loan Asset Backed Notes
                  Class A-2 3.89% Auto Loan Asset Backed Notes
                  Class A-3 3.99% Auto Loan Asset Backed Notes
                  Class A-4 4.08% Auto Loan Asset Backed Notes
                   Class B 4.30% Auto Loan Asset Backed Notes
                   Class C 4.49% Auto Loan Asset Backed Notes


                                   ----------

                                    INDENTURE

                            Dated as of July 7, 2005

                                   ----------

            U.S. BANK NATIONAL ASSOCIATION, as the Indenture Trustee

                            CROSS REFERENCE TABLE(1)


TIA                                                                                                Indenture
Section                                                                                            Section
310           (a)(1)..........................................................................     6.11
              (a)(2)..........................................................................     6.11
              (a)(3)..........................................................................     6.10; 6.11
              (a)(4)..........................................................................     N.A.(2)
              (a)(5)..........................................................................     6.11
              (b).............................................................................     6.8; 6.11
              (c).............................................................................     N.A.
311           (a).............................................................................     6.12
              (b).............................................................................     6.12
              (c).............................................................................     N.A.
312           (a).............................................................................     7.1
              (b).............................................................................     7.2
              (c).............................................................................     7.2
313           (a).............................................................................     7.3
              (b)(1)..........................................................................     7.3
              (b)(2)..........................................................................     7.3
              (c).............................................................................     7.3
              (d).............................................................................     7.3
314           (a).............................................................................     3.9
              (b).............................................................................     11.16, 3.6
              (c)(1)..........................................................................     11.1
              (c)(2)..........................................................................     11.1
              (c)(3)..........................................................................     11.1
              (d).............................................................................     11.1
              (e).............................................................................     11.1
              (f).............................................................................     N.A.
315           (a).............................................................................     6.1(b)
              (b).............................................................................     6.5
              (c).............................................................................     6.1(a)
              (d).............................................................................     6.1(c)
              (e).............................................................................     5.13
316           (a)(1)(A).......................................................................     5.11
              (a)(1)(B).......................................................................     5.12
              (a)(2)..........................................................................     N.A.
              (b).............................................................................     5.7
              (c).............................................................................     5.6(b)
317           (a)(1)..........................................................................     5.3(b)
              (a)(2)..........................................................................     5.3(d)
              (b).............................................................................     3.3
318           (a).............................................................................     11.7

----------

(1) Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

(2)      N.A. means Not Applicable.


                                                              2005-WF1 Indenture

                                TABLE OF CONTENTS

                                                                                                                PAGE
ARTICLE I             DEFINITIONS AND INCORPORATION BY REFERENCE.................................................2

         SECTION 1.1           Definitions.......................................................................2

         SECTION 1.2           Incorporation by Reference of Trust Indenture Act.................................2

         SECTION 1.3           Other Interpretive Provisions.....................................................2

ARTICLE II            THE NOTES..................................................................................3

         SECTION 2.1           Form..............................................................................3

         SECTION 2.2           Execution, Authentication and Delivery............................................3

         SECTION 2.3           Temporary Notes...................................................................4

         SECTION 2.4           Registration of Transfer and Exchange.............................................4

         SECTION 2.5           Mutilated, Destroyed, Lost or Stolen Notes........................................5

         SECTION 2.6           Persons Deemed Owners.............................................................6

         SECTION 2.7           Payment of Principal and Interest; Defaulted Interest.............................7

         SECTION 2.8           Cancellation......................................................................7

         SECTION 2.9           Release of Collateral.............................................................8

         SECTION 2.10          Book-Entry Notes..................................................................8

         SECTION 2.11          Notices to Clearing Agency........................................................9

         SECTION 2.12          Definitive Notes..................................................................9

         SECTION 2.13          Authenticating Agents.............................................................9

         SECTION 2.14          Tax Treatment....................................................................10

ARTICLE III           COVENANTS.................................................................................10

         SECTION 3.1           Payment of Principal and Interest and Amounts due under Revolving Liquidity Note.10

         SECTION 3.2           Maintenance of Office or Agency..................................................10

         SECTION 3.3           Money for Payments To Be Held in Trust...........................................11

         SECTION 3.4           Existence........................................................................12

         SECTION 3.5           Protection of Collateral.........................................................12

         SECTION 3.6           Opinions as to Collateral........................................................13

         SECTION 3.7           Performance of Obligations; Servicing of Receivables.............................14

         SECTION 3.8           Negative Covenants...............................................................14

         SECTION 3.9           Annual Compliance Statement......................................................15

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                PAGE
         SECTION 3.10          [Reserved].......................................................................16

         SECTION 3.11          Restrictions on Certain Other Activities.........................................16

         SECTION 3.12          Restricted Payments..............................................................16

         SECTION 3.13          Notice of Events of Default......................................................16

         SECTION 3.14          Further Instruments and Acts.....................................................17

         SECTION 3.15          Compliance with Laws.............................................................17

         SECTION 3.16          [Reserved].......................................................................17

         SECTION 3.17          Perfection Representations, Warranties and Covenants.............................17

         SECTION 3.18          Release of Transferred Assets....................................................17

ARTICLE IV            SATISFACTION AND DISCHARGE................................................................17

         SECTION 4.1           Satisfaction and Discharge of Indenture..........................................17

         SECTION 4.2           Application of Trust Money.......................................................18

         SECTION 4.3           Repayment of Monies Held by Paying Agent.........................................18

ARTICLE V             REMEDIES..................................................................................18

         SECTION 5.1           Events of Default................................................................18

         SECTION 5.2           Acceleration of Maturity; Waiver of Event of Default.............................20

         SECTION 5.3           Collection of Indebtedness and Suits for Enforcement by the Indenture Trustee....21

         SECTION 5.4           Remedies; Priorities.............................................................23

         SECTION 5.5           [Reserved].......................................................................25

         SECTION 5.6           Limitation of Suits..............................................................26

         SECTION 5.7           Unconditional Rights of Noteholders To Receive Principal and Interest............26

         SECTION 5.8           Restoration of Rights and Remedies...............................................27

         SECTION 5.9           Rights and Remedies Cumulative...................................................27

         SECTION 5.10          Delay or Omission Not a Waiver...................................................27

         SECTION 5.11          Control by Noteholders...........................................................27

         SECTION 5.12          Waiver of Past Defaults..........................................................28

         SECTION 5.13          Undertaking for Costs............................................................28

         SECTION 5.14          Waiver of Stay or Extension Laws.................................................28

         SECTION 5.15          Action on Notes..................................................................29

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                PAGE
         SECTION 5.16          Performance and Enforcement of Certain Obligations...............................29

         SECTION 5.17          Sale of Collateral...............................................................30

ARTICLE VI            THE INDENTURE TRUSTEE.....................................................................30

         SECTION 6.1           Duties of the Indenture Trustee..................................................30

         SECTION 6.2           Rights of the Indenture Trustee..................................................31

         SECTION 6.3           Individual Rights of the Indenture Trustee.......................................32

         SECTION 6.4           The Indenture Trustee's Disclaimer...............................................32

         SECTION 6.5           Notice of Defaults...............................................................32

         SECTION 6.6           Reports by the Indenture Trustee to Noteholders..................................33

         SECTION 6.7           Compensation and Indemnity.......................................................33

         SECTION 6.8           Removal, Resignation and Replacement of the Indenture Trustee....................34

         SECTION 6.9           Successor Indenture Trustee by Merger............................................35

         SECTION 6.10          Appointment of Co-Indenture Trustee or Separate Indenture Trustee................35

         SECTION 6.11          Eligibility; Disqualification....................................................36

         SECTION 6.12          Preferential Collection of Claims Against the Issuer.............................37

         SECTION 6.13          Revolving Liquidity Note Provisions..............................................37

ARTICLE VII           NOTEHOLDERS' LISTS AND REPORTS............................................................38

         SECTION 7.1           The Issuer to Furnish the Indenture Trustee Names and Addresses of Noteholders...38

         SECTION 7.2           Preservation of Information; Communications to Noteholders.......................38

         SECTION 7.3           Reports by the Indenture Trustee.................................................39

         SECTION 7.4           Statements to Residual Interestholders and Noteholders...........................39

         SECTION 7.5           Periodic Filings.................................................................40

ARTICLE VIII          ACCOUNTS, DISBURSEMENTS AND RELEASES......................................................42

         SECTION 8.1           Collection of Money..............................................................42

         SECTION 8.2           Accounts.........................................................................42

         SECTION 8.3           General Provisions Regarding Accounts............................................44

         SECTION 8.4           Distributions....................................................................46

         SECTION 8.5           Release of Collateral............................................................48

         SECTION 8.6           Opinion of Counsel...............................................................48

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                PAGE
ARTICLE IX            SUPPLEMENTAL INDENTURES...................................................................49

         SECTION 9.1           Supplemental Indentures Without Consent of Noteholders...........................49

         SECTION 9.2           Supplemental Indentures with Consent of Noteholders..............................50

         SECTION 9.3           Execution of Supplemental Indentures.............................................52

         SECTION 9.4           Effect of Supplemental Indenture.................................................52

         SECTION 9.5           Conformity With Trust Indenture Act..............................................52

         SECTION 9.6           Reference in Notes to Supplemental Indentures....................................52

         SECTION 9.7           Amendments to Servicing Agreement, Originator Purchase Agreement and Assignment,
                               Assumption and Recognition Agreement.............................................52

ARTICLE X             REDEMPTION OF NOTES.......................................................................54

         SECTION 10.1          Redemption.......................................................................54

         SECTION 10.2          Form of Redemption Notice........................................................54

         SECTION 10.3          Notes Payable on Redemption Date.................................................55

ARTICLE XI            MISCELLANEOUS.............................................................................55

         SECTION 11.1          Compliance Certificates and Opinions, etc........................................55

         SECTION 11.2          Form of Documents Delivered to the Indenture Trustee.............................57

         SECTION 11.3          Acts of Noteholders..............................................................57

         SECTION 11.4          Notices..........................................................................58

         SECTION 11.5          Notices to Noteholders; Waiver...................................................58

         SECTION 11.6          Alternate Payment and Notice Provisions..........................................59

         SECTION 11.7          Conflict with Trust Indenture Act................................................59

         SECTION 11.8          Information Requests.............................................................59

         SECTION 11.9          Effect of Headings and Table of Contents.........................................59

         SECTION 11.10         Successors and Assigns...........................................................59

         SECTION 11.11         Separability.....................................................................59

         SECTION 11.12         Benefits of Indenture............................................................60

         SECTION 11.13         Legal Holidays...................................................................60

         SECTION 11.14         GOVERNING LAW....................................................................60

         SECTION 11.15         Counterparts.....................................................................60

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                PAGE
         SECTION 11.16         Recording of Indenture...........................................................60

         SECTION 11.17         Trust Obligation.................................................................60

         SECTION 11.18         No Petition......................................................................61

         SECTION 11.19         Intent...........................................................................61

         SECTION 11.20         Submission to Jurisdiction; Waiver of Jury Trial.................................61

         SECTION 11.21         Subordination of Claims..........................................................62

         SECTION 11.22         Limitation of Liability of Owner Trustee.........................................63

SCHEDULE I                 Perfection Representations, Warranties and Covenants

EXHIBIT A                  Form of Notes

EXHIBIT B                  Form of Depositor Certification

EXHIBIT C                  Form of Indenture Trustee Certification

         This INDENTURE, dated as of July 7, 2005 (as amended, modified or supplemented from time to time, this "Indenture"), is between BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1, a Delaware statutory trust (the "Issuer"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, solely as trustee and not in its individual capacity (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other party and the equal and ratable benefit of the Holders of the Issuer's Class A-1 3.50545% Auto Loan Asset Backed Notes (the "Class A-1 Notes"), Class A-2 3.89% Auto Loan Asset Backed Notes (the "Class A-2 Notes"), Class A-3 3.99% Auto Loan Asset Backed Notes (the "Class A-3 Notes"), the Class A-4 4.08% Auto Loan Asset Backed Notes (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), and then for the equal and ratable benefit of the Holders of the Issuer's Class B 4.30% Auto Loan Asset Backed Notes (the "Class B Notes") and then for the equal and ratable benefit of the Holders of the Issuer's Class C 4.49% Auto Loan Asset Backed Notes (the "Class C Notes"; and together with the Class A Notes and the Class B Notes, the "Notes") and then for the Holder of the Revolving Liquidity Note.

                                 GRANTING CLAUSE

         The Issuer, to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes and the Revolving Liquidity Note, equally and ratably without prejudice, priority or distinction except as set forth herein, to secure the obligations of the Issuer to the Noteholders and the Holder of the Revolving Liquidity Note and to secure compliance with the provisions of this Indenture, hereby Grants in trust to the Indenture Trustee on the Closing Date, as trustee for the benefit of the Noteholders and the Holder of the Revolving Liquidity Note, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in and to (i) the Trust Estate and (ii) all present and future claims, demands, causes and choses in action in respect of any or all of the Trust Estate and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the Trust Estate, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments, securities, financial assets and other property which at any time constitute all or part of or are included in the proceeds of any of the Trust Estate (collectively, the "Collateral").

         The Indenture Trustee, on behalf of the Noteholders and the Holder of the Revolving Liquidity Note, acknowledges the foregoing Grant, accepts the trusts under this Indenture and agrees to perform its duties required in this Indenture in accordance with the provisions of this Indenture.

         The foregoing Grant is made in trust to secure (i) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes and the Revolving Liquidity Note, equally and ratably without prejudice, priority or distinction except as set forth herein and (ii) to secure compliance with the provisions of this Indenture, all as provided in this Indenture.


                                                              2005-WF1 Indenture

         Without limiting the foregoing Grant and Section 3.18 herein, any Receivable purchased by the Seller pursuant to Section 2.3 of the Sale Agreement, by the Originator pursuant to Section 6.2 of the Originator Purchase Agreement, by BANA pursuant to Section 3.3 of the Purchase Agreement or by the Servicer pursuant to Section 3.7 of the Servicing Agreement shall be deemed to be automatically released from the lien of this Indenture without any action being taken by the Indenture Trustee upon payment by the Seller, BANA, the Originator or the Servicer, as applicable of the related Repurchase Price for such Repurchased Receivable.

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1. Definitions. Capitalized terms are used in this Indenture as defined in Appendix A to the Sale Agreement dated as of July 7, 2005 (as amended, modified or supplemented from time to time, the "Sale Agreement"), between BAS Securitization LLC, as seller and the Issuer.

         SECTION 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         SECTION 1.3 Other Interpretive Provisions. All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Indenture and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Indenture, and accounting terms partly defined in this Indenture to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Indenture and GAAP conflict, the definitions in this Indenture shall control); (b) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular provision of this Indenture; (c)



                                                              2005-WF1 Indenture
references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Indenture and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (d) the term "including" and all variations thereof means "including without limitation"; (e) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (f) references to any Person include that Person's successors and assigns; and (g) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                   ARTICLE II

                                    THE NOTES

         SECTION 2.1 Form. The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A hereto, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A hereto are part of the terms of this Indenture.

         SECTION 2.2 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall, upon Issuer Order, authenticate and deliver Class A-1 Notes for original issue in an Initial Note Balance of $259,000,000, Class A-2 Notes for original issue in an Initial Note Balance of $282,000,000, Class A-3 Notes for original issue in an Initial Note Balance of $238,000,000, Class A-4 Notes for original issue in an Initial Note Balance of $73,160,000, Class B Notes for the original issue in an Initial Note Balance of $17,800,000 and Class C Notes for original issue in an Initial Note Balance of $20,000,000. The Note Balance of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes outstanding at any time may not exceed such amounts except as provided in Section 2.5.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in



                                                              2005-WF1 Indenture
excess thereof (except for one Note of each Class which may be issued in a denomination other than an integral multiple of $1,000).

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3 Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee upon Issuer Order shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         SECTION 2.4 Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall initially be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of Note Registrar by a Responsible Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401 of the UCC are met, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the



                                                              2005-WF1 Indenture
designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same Class and a like aggregate outstanding principal amount.

         At the option of the related Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same Class and a like aggregate outstanding principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 of the UCC are met the Issuer shall execute and, upon Issuer Request, the Indenture Trustee shall authenticate and the related Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form and substance satisfactory to the Issuer and the Indenture Trustee duly executed by the Noteholder thereof or its attorney-in-fact duly authorized in writing, with such signature guaranteed by an "eligible grantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in a Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act and (ii) accompanied by such other documents as the Indenture Trustee may require.

         By acquiring a Note, each purchaser or transferee will be deemed to represent and warrant that either (i) it is not acquiring and will not hold such Note with the assets of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include "plan assets" by reason of an employee benefit plan's or other plan's investment in the entity; or (ii) the acquisition and holding of such Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

         The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of any Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

         SECTION 2.5 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the



                                                              2005-WF1 Indenture

Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a "protected purchaser" (as contemplated by Article 8 of the UCC), and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may upon delivery of the security or indemnity herein required pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a "protected purchaser" (as contemplated by Article 8 of the UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a "protected purchaser" (as contemplated by Article 8 of the UCC), and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section 2.5, the Issuer or the Indenture Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

         Every replacement Note issued pursuant to this Section 2.5 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.6 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.



                                                              2005-WF1 Indenture
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

         SECTION 2.7 Payment of Principal and Interest; Defaulted Interest. (a) The Notes shall accrue interest at its respective Interest Rate, and such interest shall be due and payable on each Payment Date as specified therein, subject to Sections 3.1 and 8.2. Any installment of interest or principal, if any, due and payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

         (b) The principal of each Note shall be payable in installments on each Payment Date as provided in Section 8.2. Notwithstanding the foregoing, the entire unpaid Note Balance and all accrued interest thereon shall be due and payable, if not previously paid, on the earlier of (i) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of a majority of the Note Balance of the Controlling Class, have declared the Notes to be immediately due and payable in the manner provided in
Section 5.2 and (ii) with respect to any Class of Notes, on the Final Scheduled Payment Date for that Class. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which Indenture Trustee expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be transmitted prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

         (c) If the Issuer defaults in a payment of interest on any Class of Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful at the applicable Interest Rate for such Class of Notes), which shall be due and payable on the Payment Date following such default. The Issuer shall pay such defaulted interest to the Persons who are Noteholders on the Record Date for such following Payment Date.

         SECTION 2.8 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this



                                                              2005-WF1 Indenture
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

Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and that such Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.9 Release of Collateral. Subject to Section 11.1, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Issuer's obligations under TIA Sections 314(c) and 314(d)(1), subject to Section 11.1 and the terms of the Transaction Documents, the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

         SECTION 2.10 Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to the Indenture Trustee, as agent for DTC, the initial Clearing Agency, by, or on behalf of, the Issuer. One fully registered Note shall be issued with respect to each $500 million in principal amount of each Class of Notes and any such lesser amount. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner shall receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

         (a) the provisions of this Section shall be in full force and effect;

         (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Noteholders, and shall have no obligation to the Note Owners;

         (c) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

         (d) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between or among such Note Owners and the Clearing Agency and/or the Clearing Agency Participants or Persons acting through Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

         (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Note Balance,



                                                              2005-WF1 Indenture
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

the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants or Persons acting through Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         SECTION 2.11 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to the Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.

         SECTION 2.12 Definitive Notes. If (a) the Residual Interestholder advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Residual Interestholder is unable to locate a qualified successor, (b) the Residual Interestholder at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Note Balance, voting together as a single Class, advise the Indenture Trustee through the Clearing Agency or its successor in writing that the continuation of a book entry system through the Clearing Agency or its successor is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         SECTION 2.13 Authenticating Agents. (a) Upon the request of the Issuer, the Indenture Trustee shall, and if the Indenture Trustee so chooses, the Indenture Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.4, 2.5 and 9.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section shall be deemed to be the authentication of Notes "by the Indenture Trustee." The Indenture Trustee shall be the Authenticating Agent in the absence of any appointment thereof.



                                                              2005-WF1 Indenture
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



         (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

         (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Issuer.

         (d) The provisions of Section 6.4 shall be applicable to any Authenticating Agent.

         SECTION 2.14 Tax Treatment. The Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, solely for federal, state and local income and franchise tax purposes, the Notes shall qualify as indebtedness secured by the Collateral. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness.

                                  ARTICLE III

                                    COVENANTS

         SECTION 3.1 Payment of Principal and Interest and Amounts due under Revolving Liquidity Note. The Issuer will duly and punctually pay in accordance with the terms of this Indenture (a) the principal of and interest on the Notes in accordance with the terms of the Notes and (b) pay to the Holder of the Revolving Liquidity Note payments under the Revolving Liquidity Note when due. Without limiting the foregoing and subject to Section 8.2, on each Payment Date the Issuer shall cause to be paid all amounts on deposit in the Collection Account which represent Collections received by the Servicer during the preceding Collection Period and amounts deposited from the Reserve Account, in each case in accordance with Section 8.4. Amounts properly withheld under the Internal Revenue Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered to have been paid by the Issuer to such Noteholder such for all purposes of this Indenture. Interest accrued on the Notes shall be due and payable on each Payment Date. The final interest payment on each Class of Notes is due on the earlier of (a) the Payment Date (including any Redemption Date) on which the principal amount of that Class of Notes is reduced to zero or (b) the applicable Final Scheduled Payment Date for that Class of Notes.

         SECTION 3.2 Maintenance of Office or Agency. The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon



                                                              2005-WF1 Indenture
the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3 Money for Payments To Be Held in Trust. As provided in Sections 8.2 and 5.4, all payments of amounts due and payable with respect to any Notes or the Revolving Liquidity Note that are to be made from amounts withdrawn from the Trust Accounts shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn therefrom for payments on the Notes or the Revolving Liquidity Note shall be paid over to the Issuer except as provided in this Section and Section 8.4.

         On the Business Day immediately preceding each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited (including the provision of instructions to the Indenture Trustee to make any required draws on the Revolving Liquidity Note or withdrawals from the Reserve Account) into the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes and other Persons entitled to payment on each Payment Date, and the Paying Agent shall hold such sum to be held in trust for the benefit of the Persons entitled thereto pursuant to the Transaction Documents and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee in writing of its action or failure so to act.

         The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees to the extent relevant), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes or the Revolving Liquidity Note in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as provided in the Transaction Documents;

                  (ii) give the Indenture Trustee written notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes or the Revolving Liquidity



                                                              2005-WF1 Indenture
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

         Note if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes or the Revolving Liquidity Note of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such a payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and distributed by the Indenture Trustee to the Issuer on Issuer Request and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the reasonable expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which date shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be paid to the Issuer. The Indenture Trustee may also adopt and employ, at the written direction of and at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

         SECTION 3.4 Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware.

         SECTION 3.5 Protection of Collateral. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other Liens in respect of the Collateral, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first Lien on and a first priority, perfected security interest in the Collateral. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Issuer and delivered to the Indenture Trustee, and shall take such other action necessary or advisable to:



                                                              2005-WF1 Indenture

         (a) Grant more effectively all or any portion of the Collateral;

         (b) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

         (c) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

         (d) enforce any of the Collateral (including all rights under the Revolving Liquidity Note Agreement);

         (e) made draw requests pursuant to the terms of the Revolving Liquidity Note Agreement under any circumstances in which the Issuer or the Indenture Trustee has the right to make such draws pursuant to the terms of the Revolving Liquidity Note Agreement; or

         (f) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in the Collateral against the claims of all Persons.

         The Issuer hereby designates the Indenture Trustee as its agent and attorney-in-fact and hereby authorizes the Indenture Trustee to execute all financing statements, continuation statements or other instruments required to be executed (if any) pursuant to this Section. Notwithstanding any statement to the contrary contained herein or in any other Transaction Document, the Issuer shall not be required to notify any insurer with respect to any Insurance Policy about any aspect of the transactions contemplated by the Transaction Documents.

         SECTION 3.6 Opinions as to Collateral. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating (i) that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution (if necessary) and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest of this Indenture and reciting the details of such action, or (ii) that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) Within 120 days after the beginning of each calendar year, beginning with April 30, 2006, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution (if necessary) and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.



                                                              2005-WF1 Indenture

         SECTION 3.7 Performance of Obligations; Servicing of Receivables. (a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Transaction Documents or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Depositor and the Owner Trustee to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer shall punctually perform and observe all of its respective obligations and agreements contained in this Indenture, the other Transaction Documents and the instruments and agreements included in the Collateral, including but not limited to preparing (or causing to prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Transaction Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof other than in accordance with the amendment provisions set forth in such Transaction Document.

         SECTION 3.8 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

         (a) engage in any activities other than financing, acquiring, owning, pledging and managing the Receivables and the other Collateral as contemplated by this Indenture and the other Transaction Documents;

         (b) except as expressly permitted by this Indenture or in the other Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer;

         (c) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

         (d) dissolve or liquidate in whole or in part;

         (e) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any Lien (other than the Liens of this Indenture or the Revolving Liquidity Note Agreement) to be created on or



                                                              2005-WF1 Indenture
extend to or otherwise arise upon or burden the assets of the Issuer or any part thereof or any interest therein or the proceeds thereof and (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any Permitted Lien) security interest in the Collateral (it being understood that (A) either each Receivable constituting part of the Collateral is secured by a first priority validly perfected security interest in the Financed Vehicle in favor of the applicable Originator, as secured party, or all necessary actions with respect to the Receivable have been taken or will be taken to perfect a first priority security interest in the Financed Vehicle in favor of the applicable Originator, as secured party and (B) the Issuer shall not be required to notify any insurer with respect to any Insurance Policy obtained by an Obligor about any aspect of the transactions contemplated by the Transaction Documents);

         (f) incur, assume or guarantee any indebtedness other than indebtedness incurred in accordance with the Transaction Documents; or

         (g) merge or consolidate with, or transfer substantially all of its assets to, any other Person.

         SECTION 3.9 Annual Compliance Statement.

         (a) The Issuer shall deliver to the Indenture Trustee and each Rating Agency, within 120 days after the end of each calendar year (commencing with the year ending December 31, 2005), an Officer's Certificate stating, as to the Responsible Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         (b) The Issuer shall:

                  (i) file with the Indenture Trustee, within 15 days after the Issuer is required (if at all) to file the same with the Commission, copies of the annual reports and such other information, documents and reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) as the Issuer may be required to file with the Commission pursuant to
         Section 13 or 15(d) of the Exchange Act or such other reports required pursuant to TIA Section 314(a)(1);

                  (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such other information, documents and reports with respect to compliance by the Issuer with the



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

         conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders as required by TIA
         Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and
         (ii) of this Section 3.9(b) as may be required pursuant to rules and regulations prescribed from time to time by the Commission.

         (c) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall be the same as the fiscal year of the Depositor.

         SECTION 3.10 [Reserved].

         SECTION 3.11 Restrictions on Certain Other Activities. The Issuer shall not: (i) engage in any activities other than financing, acquiring, owning, pledging and managing the Trust Estate and the other Collateral in the manner contemplated by the Transaction Documents and activities incidental thereto, including issuing the Revolving Liquidity Note pursuant to the Revolving Liquidity Note Agreement; (ii) issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness other than the Notes or the Revolving Liquidity Note; (iii) make any loan, advance or credit to, guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person; or (iv) make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.12 Restricted Payments. The Issuer shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(c) set aside or otherwise segregate any amounts for any such purpose; provided that the Issuer may cause to be made, (i) distributions to the Servicer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Residual Interestholders as permitted by, and to the extent funds are available for such purpose under this Indenture, the Sale Agreement, the Servicing Agreement, the Revolving Liquidity Note Agreement or the Trust Agreement. Other than as set forth in the preceding sentence, the Issuer will not, directly or indirectly, make distributions from the Trust Accounts.

         SECTION 3.13 Notice of Events of Default. The Issuer shall promptly deliver to the Indenture Trustee and each Rating Agency written notice in the form of an Officer's Certificate of any event which with the giving of notice, the lapse of time or both would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.



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

         SECTION 3.14 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.15 Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document.

         SECTION 3.16 [Reserved].

         SECTION 3.17 Perfection Representations, Warranties and Covenants. The perfection representations, warranties and covenants attached hereto as Schedule I shall be deemed to be part of this Indenture for all purposes.

         SECTION 3.18 Release of Transferred Assets. If (a) the Seller is required to repurchase a Receivable pursuant to Section 2.3 of the Sale Agreement, (b) the Originator is required to repurchase a Receivable pursuant to
Section 6.1 of the Originator Purchase Agreement, (c) BANA is required to repurchase a Receivable pursuant to Section 3.3 of the Purchase Agreement or (d) the Servicer is required to repurchase a Receivable pursuant to Section 3.7 of the Servicing Agreement, upon payment of the Repurchase Price by the Seller, the Originator, BANA or the Servicer, as applicable, the Indenture Trustee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as may be reasonably requested by the Seller, the Originator, BANA or the Servicer, as applicable, to evidence such release, transfer or assignment or more effectively vest in the Seller, the Originator, BANA or the Servicer, as applicable, or their respective designee all of the Indenture Trustee's rights in any Receivable and related Transferred Assets repurchased pursuant to Section 2.3 of the Sale Agreement, Section 6.1 of the Originator Purchase Agreement, Section
3.3 of the Purchase Agreement or Section 3.7 of the Servicing Agreement, as the case may be.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.3, 3.4, 3.5, 3.8, 3.11, 3.12, (e) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (f) the rights of Noteholders and the Holder of the Revolving Liquidity Note as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:



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

         (a) either (i) all Notes and the Revolving Liquidity Note theretofore authenticated and delivered (other than (1) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (2) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Revolving Liquidity Note Agreement has been terminated and all payments owed under the Revolving Liquidity Note Agreement have been paid or (ii) all Notes not theretofore delivered to the Indenture Trustee for cancellation (1) have become due and payable, (2) will become due and payable at the Final Scheduled Payment Date within one year, or (3) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clauses (1), (2) or (3), has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due and the Revolving Liquidity Note when due to the Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1), as the case may be;

         (b) the Issuer has paid or caused to be paid all other sums payable under the Transaction Documents by the Issuer;

         (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) a certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and, subject to Section 11.2, and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the Revolving Liquidity Note Agreement. Such monies need not be segregated from other funds except to the extent required herein or by law.

         SECTION 4.3 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V

                                    REMEDIES

         SECTION 5.1 Events of Default. The occurrence and continuation of any one of the following events (whatever the reason for such Event of Default and whether it shall be



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

voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a default under this Indenture (each, an "Event of Default"):

                           (a) default in the payment of any interest on any
                  Note of the Controlling Class when the same becomes due and payable, and such default shall continue for a period of five days or more;

                           (b) default in the payment of principal of or any
                  installment of the principal of any Note when the same becomes due and payable;

                           (c) any failure by the Issuer to duly observe or
                  perform in any material respect any of its material covenants or agreements made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), which failure materially and adversely affects the interests of the Noteholders, and such failure shall continue unremedied for a period of 90 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee by Noteholders evidencing at least 25% of the Note Balance, a written notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                           (d) any representation or warranty of the Issuer made
                  in this Indenture proves to have been incorrect in any material respect when made, which failure materially and adversely affects the rights of the Noteholders, and which failure continues unremedied for 60 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or by Noteholders evidencing at least 25% of the Note Balance, a written notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                           (e) the filing of a decree or order for relief by a
                  court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                           (f) the commencement by the Issuer of a voluntary
                  case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the



                                                              2005-WF1 Indenture
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

                  benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

         SECTION 5.2 Acceleration of Maturity; Waiver of Event of Default. Except as set forth in the following sentence, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee (at the direction of the majority of the Note Balance of the Controlling Class) or the Noteholders representing not less than a majority of the Note Balance of the Controlling Class shall declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid Note Balance of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default specified in Section 5.1(e) or (f) occurs, all unpaid principal, together with all accrued and unpaid interest thereon, of all Notes, and all other amounts payable hereunder, shall automatically become due and payable without any declaration or other act on the part of the Indenture Trustee or any Noteholder.

         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided for in this Article V, the Noteholders representing a majority of the Note Balance of the Controlling Class, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

         (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (i) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder (including all payments payable to the Holder of the Revolving Liquidity Note under the Revolving Liquidity Note Agreement) or upon such Notes if the Event of Default giving rise to such acceleration had not occurred and (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

         (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         If the Notes have been declared due and payable or have automatically become due and payable following an Event of Default, the Indenture Trustee may, and at the request of the majority of the Note Balance of the Controlling Class, shall institute proceedings to collect amounts due, exercise remedies as a secured party (including foreclosure or sale of the Collateral) or elect to maintain the Collateral and continue to apply the proceeds from the Collateral as if there had been no declaration of acceleration. Any sale of the Collateral by the Indenture Trustee will be subject to the terms and conditions of Section 5.4.



                                                              2005-WF1 Indenture

         SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by the Indenture Trustee. (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note of the Controlling Class when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee in writing as directed by a majority of the Note Balance of the Controlling Class, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay the amounts described in clause (a) above upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and



                                                              2005-WF1 Indenture
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

         each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Holder of the Revolving Liquidity Note and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Noteholders or the Holder of the Revolving Liquidity Note allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each Noteholder to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, bad faith or willful misconduct, and any other amounts due the Indenture Trustee under
Section 6.7.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or the Holder of the Revolving Liquidity Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Holder of the Revolving Liquidity Note in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes or the Revolving Liquidity Note Agreement may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholders and the Holder of the Revolving Liquidity Note, to the extent set forth in Section 5.4(b).



                                                              2005-WF1 Indenture

         (g) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders and the Holder of the Revolving Liquidity Note, and it shall not be necessary to make any Noteholder or the Holder of the Revolving Liquidity Note a party to any such proceedings.

         SECTION 5.4 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the request of the majority of the Note Balance of the Controlling Class, do one or more of the following (subject to Sections 5.2 and 5.5):

                  (i) institute proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

                  (iii) exercise any other remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                  (iv) subject to Section 5.17, after an acceleration of the maturity of the Notes pursuant to Section 5.2, sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee shall not sell or otherwise liquidate the Collateral following an Event of Default unless (A) the holders of 100% of the Note Balance of the Controlling Class have consented to such liquidation, (B) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and the accrued interest on the Outstanding Notes and the Revolving Liquidity Note or (C) the default relates to the failure to pay interest or principal when due (a "Payment Default") and the Indenture Trustee determines (but shall have no obligation to make such determination) that the Collections on the Receivables will not be sufficient on an ongoing basis to make all payments on the Notes and the Revolving Liquidity Note as they would have become due if the Notes and the Revolving Liquidity Note had not been declared due and payable; and the Indenture Trustee obtains the consent of the holders of 66-2/3% of the Note Balance of the Controlling Class. In determining such sufficiency or insufficiency with respect to clauses (B) and (C) of the preceding sentence, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding anything herein to the contrary, if the Event of Default does not relate to a Payment Default or Bankruptcy Event with respect to the Issuer, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate unless the Holders of all Outstanding Notes consent to such sale or the proceeds of such sale are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes.



                                                              2005-WF1 Indenture

         (b) Notwithstanding the provisions of Sections 8.2 or 8.4 of this Indenture, if the Indenture Trustee collects any money or property pursuant to this Article V and the Notes have been accelerated, it shall pay out such money or property (and other amounts, including all amounts held on deposit in the Trust Accounts) held as Collateral for the benefit of the Noteholders and the Holder of the Revolving Liquidity Note (net of liquidation costs associated with the sale of the Trust Estate) in the following order of priority:

                  (i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees with respect to prior periods;

                  (ii) second, to the Indenture Trustee and the Owner Trustee, any accrued and unpaid fees (including any unpaid Indenture Trustee fees or Owner Trustee fees with respect to prior periods) and any reasonable expenses (including indemnification amounts) not previously paid; provided that aggregate expenses payable (a) to the Indenture Trustee pursuant to this clause (ii) and Section 8.4(a)(ii) shall be limited to $100,000 per annum in the aggregate and (b) to the Owner Trustee pursuant to this clause (ii) and Section 8.4(a)(ii) shall be limited to $100,000 per annum in the aggregate;

                  (iii) third, to the Class A Noteholders, the Accrued Class A
         Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis based upon the amount of interest payable to each Class of Class A Notes;

                  (iv) fourth, if an Event of Default described in Section 5.1(a), (b), (e) or (f) has occurred, in the following order of priority:

                           (a) to the Holders of the Class A-1 Notes in respect
                  of principal thereof until the Class A-1 Notes have been paid in full;

                           (b) to the Holders of the Class A-2 Notes, Class A-3
                  Notes and Class A-4 Notes, in respect of principal thereon, on a pro rata basis (based on the Note Balance of each Class on such Payment Date), until all Classes of the Class A Notes have been paid in full;

                           (c) to the Holders of the Class B Notes, the Accrued
                  Class B Note Interest; and

                           (d) to the Holders of the Class B Notes in respect of
                  principal thereon until the Class B Notes have been paid in full;

                           (e) to the Holders of the Class C Notes, the Accrued
                  Class C Note Interest; and

                           (f) to the Holders of the Class C Notes in respect of
                  principal thereon until the Class C Notes have been paid in full;



                                                              2005-WF1 Indenture

                  (v) fifth, if an Event of Default described in Section 5.1(c) or (d) has occurred, in the following order of priority:

                           (a) to the Holders of the Class B Notes, the Accrued
                  Class B Note Interest;

                           (b) to the Holders of the Class C Notes, the Accrued
                  Class C Note Interest;

                           (c) to the Holders of the Class A-1 Notes in respect
                  of principal thereof until the Class A-1 Notes have been paid in full;

                           (d) to the Holders of the Class A-2 Notes, Class A-3
                  Notes and Class A-4 Notes, in respect of principal thereon, on a pro rata basis (based on the Note Balance of each Class on such Payment Date), until all Classes of the Class A Notes have been paid in full;

                           (e) to the Holders of the Class B Notes in respect of
                  principal thereon until the Class B Notes have been paid in full; and

                           (f) to the Holders of the Class C Notes in respect of
                  principal thereon until the Class C Notes have been paid in full;

                  (vi) sixth, to the Holder of the Revolving Liquidity Note, the amount of any unreimbursed draw previously funded thereunder in accordance with the Revolving Liquidity Note Agreement;

                  (vii) seventh, to the Holder of the Revolving Liquidity Note, the amount of any accrued and unpaid interest on any draw previously funded thereunder in accordance with the Revolving Liquidity Note Agreement;

                  (viii) eighth, to the Indenture Trustee and the Owner Trustee, any accrued and unpaid fees, reasonable expenses and indemnity payments which have not previously been paid; and

                  (ix) ninth, any remaining funds shall be distributed to or at the direction of the Residual Interestholder.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

         Prior to an acceleration of the Notes after an Event of Default, if the Indenture Trustee collects any money or property pursuant to this Article V, such amounts shall be deposited into the Collection Account and distributed in accordance with Sections 8.2 and 8.4 hereof.

         SECTION 5.5 [Reserved].



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                                       25

         SECTION 5.6 Limitation of Suits. (a) No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Note Balance of the Controlling Class, have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as the Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Balance.

No Noteholder or group of Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except, in each case, to the extent and in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Note Balance of the Controlling Class, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         (b) No Noteholder shall have any right to vote except as provided pursuant to this Indenture and the Notes, nor any right in any manner to otherwise control the operation and management of the Issuer. However, in connection with any action as to which Noteholders are entitled to vote or consent under this Indenture and the Notes, the Issuer may set a record date for purposes of determining the identity of Noteholders entitled to vote or consent in accordance with TIA Section 316(c).

         SECTION 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note and the Holder of the Revolving Liquidity Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date and in the case of the Revolving Liquidity Note, only to the extent amounts are available therefor under the terms of this Indenture) and to institute suit for the enforcement of any such payment and such right shall not be impaired without the consent of such Noteholder.



                                                              2005-WF1 Indenture
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

         SECTION 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders or the Holder of the Revolving Liquidity Note is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Holder of the Revolving Liquidity Note or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Holder of the Revolving Liquidity Note or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Holder of the Revolving Liquidity Note or by the Noteholders, as the case may be.

         SECTION 5.11 Control by Noteholders. Subject to the provisions of Sections 5.2, 5.4, 5.6, 6.2(d) and 6.2(e), Noteholders holding not less than a majority of the Note Balance of the Controlling Class (or if the Note Balance has been reduced to zero, the Holder of the Revolving Liquidity Note), shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or with respect to the exercise of any trust or power conferred on the Indenture Trustee; provided that

                           (a) such direction shall not be in conflict with any
                  rule of law or with this Indenture;

                           (b) subject to the express terms of the proviso and
                  the last sentence of Section 5.4(a), any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Note Balance unless the proceeds of such sale are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes and the Revolving Liquidity Note;

                           (c) the Indenture Trustee may take any other action
                  deemed proper by the Indenture Trustee that is not inconsistent with such direction, applicable law and the terms of this Indenture; and



                                                              2005-WF1 Indenture

                           (d) such direction shall be in writing;

provided, further, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might expose it to personal liability or might materially adversely affect or unduly prejudice the rights of any Noteholders not consenting to such action.

         SECTION 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of Notes of not less than a majority of the Note Balance of the Controlling Class, without the consent of the Holder of the Revolving Liquidity Note, may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes, (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Noteholder or (c) arising from a Bankruptcy Event with respect to the Issuer. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any prior, subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of a Note by such Holder's acceptance of such Note and the Holder of the Revolving Liquidity Note by such Holder's acceptance of the Revolving Liquidity Note Agreement shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as the Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balance or (c) any suit instituted by any Noteholder or the Holder of the Revolving Liquidity Note for the enforcement of the payment of principal of or interest on any Note or the Revolving Liquidity Note on or after the respective due dates expressed in such Note, the Revolving Liquidity Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or



                                                              2005-WF1 Indenture
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

impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes, the Revolving Liquidity Note or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b) of this Indenture, if the maturity of the Notes has been accelerated pursuant to Section 5.2 of this Indenture, or Sections 8.2 and 8.4 of this Indenture, if the maturity of the Notes has not been accelerated.

         SECTION 5.16 Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance (i) by the Seller of its obligations to the Issuer under or in connection with the Sale Agreement, (ii) by the Servicer of the obligations to the Issuer under or in connection with the Servicing Agreement, (iii) by the Seller or BANA, as applicable, of each of their obligations under or in connection with the Purchase Agreement, (iv) by the Originator of its obligations to the Issuer under or in connection with the Originator Purchase Agreement or (v) the Holder of the Revolving Liquidity Note to the Issuer under or in connection with the Revolving Liquidity Note Agreement, in each case, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale Agreement, the Servicing Agreement, the Purchase Agreement, the Originator Purchase Agreement and the Revolving Liquidity Note Agreement, as the case may be, to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Servicer, the Originator, BANA or the Holder of the Revolving Liquidity Note thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller of its obligations under the Sale Agreement, the Servicer of its obligations under the Servicing Agreement, the Originator of its obligations under the Originator Purchase Agreement, by the Seller or BOAF, as applicable, of each of their obligations under or in connection with the Purchase Agreement, or the Holder of the Revolving Liquidity Note of its obligations under the Revolving Liquidity Note Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing) of the Holders of a majority of the Note Balance of the Controlling Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller under or in connection with the Sale Agreement, against the Servicer under or in connection with the Servicing Agreement, against the Originator under or in connection with the Originator Purchase Agreement, against the Seller or BANA under or in connection with the Purchase Agreement or against the Holder of the Revolving Liquidity Note under or in connection with the Revolving Liquidity Note Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Servicer, the Originator, BANA or the Holder of the Revolving Liquidity Note of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval,



                                                              2005-WF1 Indenture
extension or waiver under the Sale Agreement, the Servicing Agreement, the Originator Purchase Agreement, the Purchase Agreement or the Revolving Liquidity Note Agreement, as applicable, and any right of the Issuer to take such action shall be suspended.

         SECTION 5.17 Sale of Collateral. If the Indenture Trustee acts to sell the Collateral or any part thereof, pursuant to Section 5.4(a), the Indenture Trustee shall publish a notice in an Authorized Newspaper stating that the Indenture Trustee intends to effect such a sale in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. Following such publication, the Indenture Trustee shall, unless otherwise prohibited by applicable law from any such action, sell the Collateral or any part thereof, in such manner and on such terms as provided above to the highest bidder, provided, however, that the Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee may obtain a prior determination from a conservator, receiver or trustee in bankruptcy of the Issuer that the terms and manner of any proposed sale are commercially reasonable. The power to effect any sale of any portion of the Collateral pursuant to Section 5.4 and this Section 5.17 shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts payable on the Notes shall have been paid.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         SECTION 6.1 Duties of the Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Prior to the occurrence of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Transaction Documents to which it is a party and no implied covenants or obligations shall be read into this Indenture or the other Transaction Documents against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;



                                                              2005-WF1 Indenture

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c).

         (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture.

         (g) No provision of this Indenture or any other Transaction Document shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

         (h) Every provision of this Indenture and each other Transaction Document relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         SECTION 6.2 Rights of the Indenture Trustee. (a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes, suffers or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any co-trustee or separate trustee appointed in accordance with the provisions of Section 6.10, or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder. Such agents may include, without limitation, appraisers, accountants or other third parties in connection with the sale of the Collateral pursuant to Section 5.17 or the sale or liquidation of the Trust Estate pursuant to Section 5.4.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however,



                                                              2005-WF1 Indenture
that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or the Revolving Liquidity Note Agreement (except as specified in Section 3.5(d)) or to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture or the Revolving Liquidity Note Agreement or to honor the request or direction of any of the Noteholders pursuant to this Indenture or the Revolving Liquidity Note Agreement unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity satisfactory to the Indenture Trustee against the reasonable costs, expenses, disbursements, advances and liabilities that might be incurred by it, its agents and its counsel in compliance with such request or direction.

         SECTION 6.3 Individual Rights of the Indenture Trustee. Subject to
Section 310 of the TIA, the Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Seller, the Owner Trustee, the Holder of the Revolving Liquidity Note and their respective Affiliates with the same rights it would have if it were not the Indenture Trustee, and the Seller, the Owner Trustee, the Holder of the Revolving Liquidity Note and their respective Affiliates may maintain normal commercial banking and investment banking relationships with the Indenture Trustee and its Affiliates. Any Paying Agent, Note Registrar, co-registrar, co-paying agent, co-trustee or separate trustee may do the same with like rights. However, the Indenture Trustee must comply with Section 6.11.

         SECTION 6.4 The Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Revolving Liquidity Note Agreement or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes or the Revolving Liquidity Note, and shall not be responsible for any statement of the Issuer in the Revolving Liquidity Note Agreement, the Indenture or in any document issued in connection with the sale of the Notes, including but not limited to any prospectus, prospectus supplement or other disclosure material prepared and distributed with respect to the issuance of the Notes, or in the Notes, all of which shall be taken as the statements of the Issuer, other than the Indenture Trustee's certificate of authentication.

         SECTION 6.5 Notice of Defaults. If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder and the Rating Agencies notice of the Default within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders. In addition, if a



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                                       32

Servicer Termination Event occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall provide each Rating Agency prior written notice of such Servicer Termination Event.

         SECTION 6.6 Reports by the Indenture Trustee to Noteholders. The Indenture Trustee, based on information provided to the Indenture Trustee by the Issuer, at the expense of the Issuer, shall deliver to each Noteholder, not later than the latest date permitted by law, such information as may be required by law to enable such Holder to prepare its federal and state income tax returns.

         SECTION 6.7 Compensation and Indemnity. (a) The Issuer shall cause the payment to be made to U.S. Bank National Association from time to time compensation for all services rendered by U.S. Bank National Association pursuant to the Transaction Documents pursuant to a fee letter between the Depositor and U.S. Bank National Association (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee to an express trust).

         (b) The Issuer, except as otherwise expressly provided herein, agrees to reimburse the Indenture Trustee any expense incurred by the Indenture Trustee in pursuing remedies pursuant to Section 5.4 (including, but not limited to, the reasonable compensation, expenses and disbursements of its agents and counsel and allocable costs of in-house counsel); provided, however, in no event shall the Issuer pay or reimburse the Indenture Trustee or the agents or counsel, including in-house counsel of either, for any expenses, disbursements and advances incurred or made by the Indenture Trustee in connection with any action or inaction on the part of the Indenture Trustee for which a court of competent jurisdiction has found the Indenture Trustee to be grossly negligent.

         (c) The Issuer agrees to indemnify the Indenture Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without gross negligence or bad faith on the part of the Indenture Trustee arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim in connection with the exercise or performance of any of its powers or duties hereunder; provided, however, that:

                  (i) with respect to any such claim the Indenture Trustee shall have given the Issuer written notice thereof promptly after the Indenture Trustee shall have actual knowledge thereof; provided that failure to notify shall not relieve the parties of their obligations hereunder;

                  (ii) while maintaining absolute control over its own defense, the Indenture Trustee shall cooperate and consult fully with the Owner Trustee in preparing such defense; provided that the interests of the Indenture Trustee are not adverse to those of such parties; and

                  (iii) the Indenture Trustee, its officers, directors, employees and agents, as a group, shall be entitled to counsel separate from the Issuer; to the extent its interests are



                                                              2005-WF1 Indenture
         not adverse to the interests of the Indenture Trustee, its officers, directors, employees or agents, the Indenture Trustee may agree to be represented by the same counsel as the Issuer.

         (d) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture or the Indenture Trustee's earlier resignation or removal. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(d) or 5.1(e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         SECTION 6.8 Removal, Resignation and Replacement of the Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Issuer, the Holder of the Revolving Liquidity Note, the Servicer, the Depositor and each Rating Agency. The Holders of a majority of the Note Balance of the Controlling Class may remove the Indenture Trustee without cause by so notifying the Indenture Trustee and the Issuer, and following that removal may appoint a successor to the Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                           (a) the Indenture Trustee fails to comply with
                  Section 6.11;

                           (b) a Bankruptcy Event occurs with respect to the
                  Indenture Trustee;

                           (c) a receiver or other public officer takes charge
                  of the Indenture Trustee or its property; or

                           (d) the Indenture Trustee otherwise becomes incapable
                  of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee, without any further act, deed or conveyance, shall have all the rights, powers and duties of the Indenture Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as the Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the Note Balance of the Controlling Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.



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                                       34

         Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

         Notwithstanding the resignation or removal of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

         The Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee.

         SECTION 6.9 Successor Indenture Trustee by Merger. Subject to Section 6.11, if the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee, provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide each Rating Agency and the Residual Interestholder prior written notice of any such transaction.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee.

         SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, after delivering written notice to the Residual Interestholder for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee and the Residual Interestholder acting jointly shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee and the Residual Interestholder may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.8.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:



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

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being intended that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Indenture Trustee and the Residual Interestholder may at any time accept the resignation of or, acting jointly, remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Residual Interestholder.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co-trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

         SECTION 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a) and, in addition, shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long term debt rating of investment grade or better by each Rating Agency or shall otherwise be acceptable to each Rating Agency. The Indenture Trustee shall also satisfy the requirements of TIA Section 310(b). Neither the Issuer nor any Affiliate of the Issuer may serve as Indenture Trustee.



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

         SECTION 6.12 Preferential Collection of Claims Against the Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). Any Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         SECTION 6.13 Revolving Liquidity Note Provisions. (a) The Issuer has entered into the Revolving Liquidity Note Agreement, in a form satisfactory to the Rating Agencies, as a credit and liquidity enhancement arrangement that will provide funding for certain required payments of principal and interest on the Notes in the event that Available Funds and any amounts on deposit in the Reserve Account that are available therefor are insufficient to fund such required payments. All payments owed by the Issuer to the Holder of the Revolving Liquidity Note will be fully subordinated to payments of principal and interest on the Notes. As provided in Sections 5.4(b), 8.2(c) and 8.4, the Indenture Trustee will be responsible for remitting all payments to the Holder of the Revolving Liquidity Note.

         (b) Pursuant to the Revolving Liquidity Note Agreement, the Issuer will issue a Revolving Liquidity Note, with a maximum draw amount equal to the greater of (i) the product of (A) 0.50% and (B) the Principal Balance of the Receivables as of the Cutoff Date minus the YSOC Amount on the Closing Date and
(ii) the product of (A) 1.25% and (B) the Pool Balance as of the end of the related Collection Period minus the YSOC Amount for the related Payment Date (provided, however, that in no event will the maximum draw amount for a Payment Date exceed the aggregate Note Balance of the Class A Notes, the Class B Notes and the Class C Notes after giving effect to all payments on such Payment Date), to be initially held by BANA, but may, in the future be held a "Permitted Assignee" (as defined in the Revolving Liquidity Note Agreement). On the Business Day preceding each Payment Date with respect to which Available Funds are insufficient to fund any payment to be made to the Noteholders pursuant to clauses (iii) through (v) of Section 5.4(b) or clauses (iii) through (viii) of
Section 8.4(a), the Indenture Trustee will be entitled to make draw requests (to the maximum draw amount) in the amount of any such shortfalls that are not funded from amounts on deposit in the Reserve Account and that are therefore to be funded by the Holder of the Revolving Liquidity Note. Amounts so funded by the Holder of the Revolving Liquidity Note will be applied by the Indenture Trustee pursuant to the written direction of the Depositor to fund such shortfalls in the order of priority of payments specified in Sections 5.4 and 8.4.

         (c) In addition, if (i) the Holder of the Revolving Liquidity Note's short-term unsecured debt rating falls below "P-1" by Moody's or "A-1+" by Standard & Poor's (or in either case, such lower ratings as may be permitted by Moody's and Standard & Poor's), (ii) the Holder of the Revolving Liquidity Note's long-term unsecured debt rating falls below "A1" by Moody's or "AA-" by Standard & Poor's (or in either case, such lower ratings as may be permitted by Moody's and Standard & Poor's) or (iii) the Holder of the Revolving Liquidity Note fails to fund any amount drawn under the Revolving Liquidity Note, then the Indenture Trustee shall demand immediate payment of the entire undrawn amount of the Revolving Liquidity Note; provided, however, that the Indenture Trustee shall not exercise its right to request that the entire undrawn amount of the Revolving Liquidity Note be funded for five (5) Business Days following the occurrence of a downgrade event referred to in clause (i) or (ii) above, during which time the Holder of the Revolving Liquidity Note shall have the right to remedy such downgrade event by assigning the Revolving Liquidity Note and the Revolving



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

Liquidity Note Agreement to a "Permitted Assignee" (as defined in the Revolving Liquidity Note Agreement) pursuant to the terms of the Revolving Liquidity Note Agreement. Upon such assignment, the downgrade event shall be deemed cured and therefore the Indenture Trustee shall no longer be permitted to request that the entire undrawn amount of the Revolving Liquidity Note be funded. To the extent the entire undrawn amount is fully funded pursuant to this Section 6.13(c) and the Revolving Liquidity Note Agreement, the undrawn amount shall be reduced to zero and shall no longer be subject to draws. Amounts so funded under the Revolving Liquidity Note will be applied by the Indenture Trustee pursuant to the written direction of the Depositor, first, to fund any shortfalls described in Section 6.13(b) in the order of priority of payments specified in Sections
5.4 or 8.4, as the case may be, and then shall be deposited into the Reserve Account until the amount on deposit therein equals the Specified Reserve Account Balance. From and after the occurrence of any event described in this Section 6.13(c), the Reserve Account must be maintained as detailed in Sections 8.2 and 8.3.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.1 The Issuer to Furnish the Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as (i) the Indenture Trustee is the Note Registrar, or (ii) the Notes are issued as Book-Entry Notes, no such list shall be required to be furnished to the Indenture Trustee.

         SECTION 7.2 Preservation of Information; Communications to Noteholders.
(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as the Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar or the Notes are issued as Book-Entry Notes, no such list shall be required to be preserved or maintained.

         (b) The Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by three or more Noteholders or by one or more Noteholders of Notes evidencing not less than 25% of the Note Balance to receive a copy of the current list of Noteholders (whether or not made pursuant to TIA Section 312(b)), the Indenture Trustee shall promptly notify the Depositor thereof by providing to the Depositor a copy of such request and a copy of the list of Noteholders produced in response thereto.

         (c) The Issuer, the Indenture Trustee and Note Registrar shall have the protection of TIA Section 312(c).



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

         SECTION 7.3 Reports by the Indenture Trustee. If required by TIA
Section 313(a), within 60 days after each March 31, beginning with March 31, 2006, the Indenture Trustee shall mail to each Noteholder as required by TIA Sections 313(c), a brief report dated as of such date that complies with TIA
Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b). A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

         SECTION 7.4 Statements to Residual Interestholders and Noteholders. (a) On or before each Determination Date, the Indenture Trustee shall, based on the monthly servicer report provided by the Servicer pursuant to the Servicing Agreement, provide to each Rating Agency, the Issuer, the Residual Interestholders, each Noteholder of record as of the most recent Record Date and the Holder of the Revolving Liquidity Note, a certificate (the "Indenture Trustee's Certificate") setting forth for the Collection Period and Payment Date relating to such Determination Date the following information (to the extent applicable):

                  (i) the aggregate amount being paid on such Payment Date in respect of interest on and principal of each Class of Notes;

                  (ii) the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance, the Class B Note Balance and the Class C Note Balance, in each case after giving effect to payments on such Payment Date;

                  (iii) the amount, if any, to be drawn under the Revolving Liquidity Note Agreement or paid to the Holder of the Revolving Liquidity Note (including in respect of interest accrued thereon) or withdrawn from or required to be deposited into the Reserve Account;

                  (iv) the balance of the Reserve Account on such Payment Date and the Specified Reserve Account Balance on such Payment Date, after giving effect to changes thereto on such Payment Date;

                  (v) the YSOC Amount for such payment date;

                  (vi) the First Allocation of Principal, the Second Allocation of Principal and the Regular Allocation of Principal for such Payment Date;

                  (vii) the Pool Balance and the Pool Factor as of the close of business on the last day of the preceding Collection Period;

                  (viii) the amount of the Servicing Fee to be paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date;

                  (ix) the amounts of the Class A Noteholders' Interest Carryover Shortfall, the Class B Noteholders' Interest Carryover Shortfall and the Class C Noteholders' Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;



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

                  (x) the aggregate Repurchase Price with respect to Repurchased Receivables paid by (A) the Servicer, (B) the Seller, (C) BANA or (D) the Originator with respect to the related Collection Period;

                  (xi) the amount of fees to be paid to the Indenture Trustee and the Owner Trustee with respect to the related Payment Date; and

                  (xii) a copy of the monthly servicer report provided by the Servicer pursuant to the Servicing Agreement for the related Collection Period.

Each amount set forth pursuant to clause (i) or (vii) above relating to the Notes shall be expressed as a dollar amount per $1,000 of the Initial Note Balance of the Notes (or Class thereof). The Indenture Trustee shall not be responsible for verifying or confirming the accuracy of the information provided to it by the Servicer.

         (b) The Indenture Trustee may make available via the Indenture Trustee's internet website all reports or notices required to be provided by the Indenture Trustee under this Section 7.4. Any information that is disseminated in accordance with the provisions of this Section 7.4 shall not be required to be disseminated in any other form or manner. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. Notwithstanding the foregoing, the Indenture Trustee shall forward to the Rating Agencies either a physical copy or an electronic copy of all reports or notices required to be provided by the Indenture Trustee under this Section 7.4.

         (c) The Indenture Trustee's internet website shall be initially located at www.usbank.com/abs or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders, the Servicer, the Issuer or any Paying Agent. In connection with providing access to the Indenture Trustee's internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Indenture.

         SECTION 7.5 Periodic Filings. (a) The Indenture Trustee shall reasonably cooperate with the Depositor in connection with the Issuer's satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the Indenture Trustee shall prepare, or cause to be prepared, on behalf of the Trust any monthly current reports on Form 8-K (each, a "Monthly Form 8-K") and annual reports on Form 10-K (each, a "Form 10-K") customary for similar securities as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, and the Indenture Trustee shall sign (other than any Form 10-K) and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such Forms on behalf of the Issuer. The Depositor hereby grants to the Indenture Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Indenture Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Issuer. Notwithstanding the foregoing, the Depositor shall sign any Form 10-K with respect to which the Depositor signs a Certification.



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

         (b) Each Monthly Form 8-K shall be filed by the Indenture Trustee within 15 days after each Payment Date, including a copy of the Indenture Trustee's Certificate for such Payment Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission), the Indenture Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff interpretations. Such Form 10-K shall include as exhibits the Servicer's annual statement of compliance described under Section 3.9 of the Servicing Agreement and the accountant's report described under 3.10 of the Servicing Agreement, in each case, to the extent they have been timely delivered to the Indenture Trustee. If they are not so timely delivered, the Indenture Trustee shall file an amended Form 10-K (to the extent permissible) including such documents as exhibits reasonably promptly after they are delivered to the Indenture Trustee. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture Trustee's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith. The Form 10-K shall also include a certification in the form attached hereto as Exhibit B (the "Depositor Certification"), which shall be signed by a senior officer of the Depositor in charge of securitization. The Depositor shall deliver the Depositor Certification to the Indenture Trustee prior to March 15th of each year in which a Form 10-K is required to be filed with respect to the Issuer. The Indenture Trustee and the Depositor shall reasonably cooperate to enable the Securities and Exchange Commission requirements with respect to the Issuer to be met in the event that the Securities and Exchange Commission issues additional interpretive guidelines or promulgates rules or regulations, or in the event of any other change of law that would require reporting arrangements or the allocation of responsibilities with respect thereto, as described in this Section 7.5, to be conducted or allocated in a different manner.

         (c) Not later than 15 calendar days prior to the latest date on which the Form 10-K may be timely filed each year, the Indenture Trustee shall sign and deliver to the Depositor a certification in the form attached hereto as Exhibit C (the "Indenture Trustee Certification") for the benefit of the Depositor and its officers, directors and Affiliates (provided, however, that the Indenture Trustee shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K). In addition, the Indenture Trustee shall also indemnify and hold harmless the Depositor, each Person, if any, who "controls" the Depositor within the meaning of the Securities Act, and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any inaccuracy in the certification provided by the Indenture Trustee pursuant to this Section 7.5(c), any breach of the Indenture Trustee's obligations under this Section 7.5(c) or the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, each Person, if any, who "controls" the Depositor within the meaning of the Securities Act, and its officers, directors and Affiliates, then the Indenture Trustee agrees that it shall contribute to the amount paid or payable by the Depositor, its officers, directors or Affiliates as a result of the losses, claims, damages or liabilities of the Depositor, its officers, directors or Affiliates in such proportion as is appropriate to reflect the relative fault of the Depositor and its officers, directors and Affiliates on the one hand and the Indenture Trustee on the other in connection with a breach of the Indenture Trustee's obligations



                                                              2005-WF1 Indenture
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

under this Section 7.5(c) or the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith.

         (d) Upon any filing with the Securities and Exchange Commission, the Indenture Trustee shall promptly deliver to the Depositor a copy of any such executed report, statement or information.

         (e) The obligations set forth in paragraphs (a) through (d) of this
Section 7.5 shall only apply with respect to periods for which the Indenture Trustee is obligated to file reports on Form 8-K or 10-K pursuant to paragraph
(b) of this Section 7.5. Prior to January 30th of the first year in which the Indenture Trustee is able to do so and the Depositor directs the Indenture Trustee to do so, the Indenture Trustee shall prepare, execute and file with the Securities and Exchange Commission a Form 15 Suspension Notification with respect to the Issuer, and thereafter there shall be no further obligations under paragraphs (a) through (d) of this Section 7.5 commencing with the calendar year in which the Form 15 is filed (other than the obligations to be performed in such calendar year that relate back to the prior calendar year).

         (f) If the Securities and Exchange Commission issues additional interpretative guidance or promulgates additional rules or regulations, or if other changes in applicable law occur, which would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 7.5, to be conducted differently than as described, the Indenture Trustee and the Depositor will reasonably cooperate to amend the provisions of this Section 7.5 in order to comply with such amended reporting requirements and such amendment of this Section 7.5. Any such amendment shall be made in accordance with Section 9.1 without the consent of the Noteholders, and may result in a change in the reports filed by the Indenture Trustee on behalf of the Issuer under the Exchange Act. Notwithstanding the foregoing, none of the Depositor or the Indenture Trustee shall be obligated to enter into any amendment pursuant to this Section 7.5 that adversely affects its obligations and immunities under this Indenture.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         SECTION 8.2 Accounts. (a) The Indenture Trustee shall cause to be established:



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

                  (i) For the benefit of the Noteholders, in the name of the Indenture Trustee, an Eligible Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Holder of the Revolving Liquidity Note, which Eligible Account shall be established by and maintained with the Indenture Trustee or its designee.

                  (ii) For the benefit of the Noteholders, in the name of the Indenture Trustee, an Eligible Account (the "Principal Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Holder of the Revolving Liquidity Note, which Eligible Account shall be established by and maintained with the Indenture Trustee or its designee.

                  (iii) For the benefit of the Noteholders, in the name of the Indenture Trustee, an Eligible Account (the "Reserve Account", and collectively with the Collection Account and the Principal Distribution Account, the "Trust Accounts"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Holder of the Revolving Liquidity Note, which Eligible Account shall be established by and maintained with the Indenture Trustee or its designee.

         (b) On or before the Business Day immediately preceding each Payment Date, the Issuer shall cause the Servicer to deposit all Collections with respect to the Collection Period preceding such Payment Date in the Collection Account as provided in Section 4.2 of the Servicing Agreement.

         (c) Under the circumstances specified in Section 6.13(c), the Holder of the Revolving Liquidity Note will be obligated to fund a draw of the entire amount available to be drawn thereunder, which amounts will be applied by the Indenture Trustee pursuant to the written direction of the Depositor to fund certain shortfalls as described in Section 6.13 and be deposited into the Reserve Account until the amount on deposit therein equals the Specified Reserve Account Balance. On any Payment Date on which the amount on deposit in the Reserve Account is less than the Specified Reserve Account Balance (which may be the case whether or not any of the circumstances specified in Section 6.13 has occurred and is continuing), the Indenture Trustee will, in accordance with
Section 8.4(a)(ix), deposit into the Reserve Account Available Funds until the amount on deposit therein equals the Specified Reserve Account Balance. On each Payment Date, to the extent that Available Funds are insufficient to fully fund the payments and distributions described in clauses (iii) through (v) of Section 5.4(b) or clauses (iii) through (viii) of Section 8.4(d), the Indenture Trustee will withdraw amounts then on deposit in the Reserve Account, up to the amounts of any such deficiencies, and deposit such amounts into the Collection Account for application pursuant to such clauses. Also on each Payment Date, the Indenture Trustee will apply any amounts remaining on deposit in the Reserve Account in excess of the Specified Reserve Account Balance first to repay any unreimbursed draws on the Revolving Liquidity Note and any interest accrued thereon (in that order), second, to the Owner Trustee and the Indenture Trustee for fees and expenses which have not been previously paid, and then will release to the Residual Interestholders any remaining amounts in excess of the Specified Reserve Account Balance. Upon the termination of the trusts established under the Trust Agreement and the Indenture, as directed in writing by the Depositor, the Indenture Trustee will repay any unreimbursed draws on the Revolving Liquidity Note and any interest accrued



                                                              2005-WF1 Indenture
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

thereon (in that order) and will release to the Residual Interestholders any amounts remaining on deposit in the Reserve Account. Upon any such distribution to the Residual Interestholders, the Issuer, the Owner Trustee, the Residual Interestholder, the Indenture Trustee, the Holder of the Revolving Liquidity Note and Noteholders will have no further rights in, or claims to, such amounts, except to the extent that funds may be drawn again pursuant to the terms of the Revolving Liquidity Note Agreement.

         (d) On or prior to the third Business Day preceding each Determination Date, the Indenture Trustee shall send a written notice to the Depositor stating the amount of investment income earned, if any, during the related Collection Period on each Trust Account maintained at the Indenture Trustee.

         (e) Prior to the acceleration of the Notes pursuant to Section 5.2 of this Indenture, on each Payment Date and the Redemption Date, the Indenture Trustee shall distribute all amounts on deposit in the Principal Distribution Account to Noteholders in respect of the Notes to the extent of the funds therein in the following order of priority:

                  (i) first, to the Holders of the Class A-1 Notes on a pro rata basis in respect of principal, until the Class A-1 Notes are paid in full;

                  (ii) second, to the Holders of the Class-2 Notes on a pro rata basis in respect of principal, until the Class A-2 Notes are paid in full;

                  (iii) third, to the Holders of the Class A-3 notes on a pro rata basis in respect of principal until the Class A-3 Notes are paid in full;

                  (iv) fourth, to the Holders of the Class A-4 Notes on a pro rata basis in respect of principal until the Class A-4 Notes are paid in full;

                  (v) fifth, to the Holders of the Class B Notes on a pro rata basis in respect of principal until the Class B Notes are paid in full; and

                  (vi) sixth, to the Holders of the Class C Notes on a pro rata basis in respect of principal until the Class C Notes are paid in full.

         SECTION 8.3 General Provisions Regarding Accounts. (a) Funds on deposit in the Collection Account and the Reserve Account prior to the Business Day immediately preceding a Payment Date shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Depositor and of which the Depositor provides notification (pursuant to standing instructions or otherwise); provided that it is understood and agreed that neither the Indenture Trustee, the Depositor nor the Issuer shall be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by or on behalf of the Indenture Trustee as secured party for the benefit of the Noteholders and the Holder of the Revolving Liquidity Note. All investments of funds on deposit in the Collection Account and the Reserve Account shall mature so that such funds will be available on the Business Day immediately preceding the following Payment Date. No Eligible Investment shall be sold or otherwise disposed of prior to its scheduled maturity unless a default occurs with respect to such



                                                              2005-WF1 Indenture
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

Eligible Investment and the Depositor directs the Indenture Trustee in writing to dispose of such Eligible Investment. The Principal Distribution Account shall remain uninvested.

         (b) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof and all such funds, investments and proceeds shall be part of the Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Holder of the Revolving Liquidity Note. If, at any time, any Trust Account ceases to be an Eligible Account, the Depositor shall promptly notify the Indenture Trustee (unless such Trust Account is an account with the Indenture Trustee) in writing and within 10 Business Days (or such longer period as to which each Rating Agency may consent) after becoming aware of the fact, establish a new Trust Account as an Eligible Account and shall direct the Indenture Trustee to transfer any cash and/or any investments to such new Trust Account.

         (c) With respect to the Trust Account Property, the parties hereto agree that:

                  (i) any Trust Account Property that consists of uninvested funds shall be held solely in Eligible Accounts and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and, except as otherwise provided in the Transaction Documents, the Indenture Trustee or its designee shall have sole signature authority with respect thereto;

                  (ii) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee or its designee, in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or any such designee;

                  (iii) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause
         (iv) below shall be delivered to the Indenture Trustee or its designee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee or such designee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its designee's) ownership of such security on the books of the issuer thereof; and

                  (iv) any Trust Account Property that is an uncertificated security that is a "book-entry security" (as such term is defined in Federal Reserve Bank Operating Circular No. 7) held in a securities account at a Federal Reserve Bank and eligible for transfer through the Fedwire(R) Securities Service operated by the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee or its designee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee or such designee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph.



                                                              2005-WF1 Indenture
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

         (d) All interest and investment income (net of losses and investment expenses) on funds on deposit in the Collection Account and the Reserve Account shall constitute Available Funds and shall be distributed in accordance with the provisions of Section 8.4. The Indenture Trustee shall not be directed to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

         (e) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on any such Eligible Investments issued by the Indenture Trustee in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (f) If (i) investment directions shall not have been given in writing by the Residual Interestholder, as the case may be, in accordance with Section 8.3(a) for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Residual Interestholder and the Indenture Trustee), on any Business Day or (ii) a Default or Event of Default shall have occurred and is continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2 or (iii) if the Notes shall have been declared due and payable following a Default and amounts collected or received from the Trust Estate are being applied in accordance with Section 5.4 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments in accordance with the standing instructions most recently given by the Residual Interestholder.

         (g) Except as otherwise provided hereunder or agreed in writing among the parties hereto, the Issuer shall retain the authority to institute, participate and join in any plan of reorganization, readjustment, merger or consolidation with respect to the Issuer of any securities held hereunder, and, in general, to exercise each and every other power or right with respect to each such asset or investment as individuals generally have and enjoy with respect to their own assets and investments, including power to vote upon any securities.

         SECTION 8.4 Distributions. (a) Prior to any acceleration of the Notes pursuant to Section 5.2, on each Payment Date, the Indenture Trustee (based on information contained in the Indenture Trustee's Certificate delivered on or before the related Determination Date pursuant to Section 7.4) shall make the following deposits and distributions, to the extent of Available Funds, on deposit in the Collection Account for such Payment Date, in the following order of priority:

                  (i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees with respect to prior periods;



                                                              2005-WF1 Indenture
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

                  (ii) second, to the Indenture Trustee and the Owner Trustee, any accrued and unpaid fees (including unpaid Indenture Trustee fees or Owner Trustee fees with respect to prior periods) and any reasonable expenses (including indemnification amounts) not previously paid by the Issuer; provided, however, that expenses and indemnification amounts payable (a) to the Indenture Trustee pursuant to this clause (ii) and
         Section 5.4(b)(ii) shall be limited to $100,000 per annum in the aggregate and (b) to the Owner Trustee pursuant to this clause (ii) and
         Section 5.4(b)(ii) shall be limited to $100,000 per annum in the aggregate;

                  (iii) third, to the Class A Noteholders, the Accrued Class A
         Note Interest due and accrued for the related Interest Period; provided, that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available will be applied to the payment of such interest on the Class A Notes on a pro rata basis;

                  (iv) fourth, to the Principal Distribution Account for distribution to the Noteholders pursuant to Section 8.2(e), the First Allocation of Principal, if any;

                  (v) fifth, to the Class B Noteholders, the Accrued Class B
         Note Interest due and accrued for the related Interest Period;

                  (vi) sixth, to the Principal Distribution Account for distribution to the Noteholders in accordance with Section 8.2(e), the Second Allocation of Principal, if any;

                  (vii) seventh, to the Class C Noteholders, the Accrued Class C
         Note Interest due and accrued for the related Interest Period;

                  (viii) eighth, to the Principal Distribution Account for distribution to the Noteholders in accordance with Section 8.2(e), the Regular Allocation of Principal, if any;

                  (ix) ninth, to the Reserve Account, any additional amounts required to increase the amount in the Reserve Account up to the Specified Reserve Account Balance;

                  (x) tenth, to the Holder of the Revolving Liquidity Note, the amount of any unreimbursed draw previously funded thereunder in accordance with the Revolving Liquidity Note Agreement;

                  (xi) eleventh, to the Holder of the Revolving Liquidity Note, the amount of any accrued and unpaid interest on any draw previously funded thereunder in accordance with the Revolving Liquidity Note Agreement;

                  (xii) twelfth, to the Owner Trustee and the Indenture Trustee, expenses (including indemnification amounts) permitted under the Trust Agreement and the Indenture, as applicable, which have not been previously paid; and

                  (xiii) thirteenth, to or at the direction of the Residual Interestholder, any funds remaining.



                                                              2005-WF1 Indenture
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

Notwithstanding any other provision of this Section 8.4, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, the Indenture Trustee shall apply all amounts on deposit in the Collection Account pursuant to Section 5.4(b).

         (b) After the payment in full of the Notes and all other amounts payable under Section 8.4(a), all Collections shall be paid to or in accordance with the instructions provided from time to time by the Residual Interestholder.

         SECTION 8.5 Release of Collateral. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may if permitted and in accordance with the terms hereof, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding, all sums due to the Holder of the Revolving Liquidity Note have been paid, all outstanding fees and expenses of the Owner Trustee and the Indenture Trustee and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Collateral from the lien of this Indenture and release to or to the order of the Issuer or, in the case of the Reserve Account, to the Residual Interestholders, or any other Person entitled thereto any funds then on deposit in the Trust Accounts. Such release shall include release of the lien of this Indenture and transfer of dominion and control over the Trust Accounts to the Issuer or its designee. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

         Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture on any Receivable to be sold to (i) the Seller in accordance with Section 2.3 of the Sale Agreement, (ii) to the Servicer in accordance with Section 3.7 of the Servicing Agreement, (iii) to BANA in accordance with Section 3.3 of the Purchase Agreement or (iv) to the Originator in accordance with Section 6.2 of the Originator Purchase Agreement.

         SECTION 8.6 Opinion of Counsel. The Indenture Trustee shall receive, unless waived, at least seven days' notice when requested by Issuer to take any action pursuant to Section 8.5(a), accompanied by copies of any instruments involved, and the Indenture Trustee may also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided that such Opinion of Counsel shall not be required to express an opinion as to the fair



                                                              2005-WF1 Indenture
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

value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.1 Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Noteholders but with prior notice to each Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders or the Holder of the Revolving Liquidity Note, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or to supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI;

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

                  (viii) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to the Issuer of all or any portion of the



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

         Receivables to be derecognized under GAAP by the Seller to the Issuer,
         (b) the Issuer to avoid becoming a member of the Seller's consolidated group under GAAP or (c) the Seller or any of its Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment under this Section 9.1(viii) that the Rating Agency Condition with respect to Standard & Poor's be satisfied and that any such addition, modification or elimination shall not significantly change the permitted activities of the Issuer; or

                  (ix) to amend the provisions of Section 7.5 in order to comply with additional interpretative guidance or promulgations by the Securities and Exchange Commission regarding additional rules or regulations, or if other changes in applicable law occur, which would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in Section 7.5, to be conducted differently than as described.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may also with prior notice to each Rating Agency, but without the consent of any Noteholder, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner (other than the modifications set forth in Section 9.2, which require consent of each Noteholder affected thereby) the rights of the Noteholders under this Indenture; provided (i) that the Rating Agency Condition with respect to Standard & Poor's shall have been satisfied with respect to such action, and
(ii) that such action shall not, as evidenced by an Officer's Certificate of the Depositor, (A) materially and adversely affects the interests of any Noteholder,
(B) affect the treatment of the Notes as debt for federal income tax purposes,
(C) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (D) significantly change the permitted activities of the Issuer.

         SECTION 9.2 Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to each Rating Agency and with the consent of the Holders of not less than a majority of the Controlling Class, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note or the Holder of the Revolving Liquidity Note if their respective interests are affected thereby:

                           (A) change the date of payment of any installment of
                  principal (including, without limitation, the Final Scheduled Payment Date) of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the



                                                              2005-WF1 Indenture

                  Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
                  Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                           (B) reduce the percentage of the Note Balance, the
                  consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                           (C) modify or alter the provisions of the proviso to
                  the definition of the term "Outstanding";

                           (D) reduce the percentage of the Note Balance
                  required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay the Note Balance plus accrued but unpaid interest on the Notes;

                           (E) modify any provision of this Section in any
                  respect adverse to the interests of the Noteholders except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                           (F) modify any of the provisions of this Indenture in
                  such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note or to the Holder of the Revolving Liquidity Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein;

                           (G) permit the creation of any Lien ranking prior to
                  or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in the Transaction Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture; or

                           (H) impair the right to institute suit for the
                  enforcement of payment as provided in Section 5.7.

         Any such supplemental indenture shall be executed only upon delivery of an Opinion of Counsel to the same effect as in Section 9.1(b)(ii).



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                                       51

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice (to be provided by the Issuer and at the Issuer's expense) setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer, the Noteholders and the Holder of the Revolving Liquidity Note shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5 Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         SECTION 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

         SECTION 9.7 Amendments to Servicing Agreement, Originator Purchase Agreement and Assignment, Assumption and Recognition Agreement. (a) Any term or provision of the Servicing Agreement, the Originator Purchase Agreement and the Assignment, Assumption and



                                                              2005-WF1 Indenture

Recognition Agreement may be amended by the Issuer with prior notice to each Rating Agency but without the consent of the Indenture Trustee, any Noteholder, the Holder of the Revolving Liquidity Note or the Owner Trustee; provided that such amendment shall not, as evidenced by an Officer's Certificate of the Depositor delivered to the Indenture Trustee and the Owner Trustee materially and adversely affect the interests of the Noteholders, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee; provided, further, that any amendment entered into pursuant to this Section 9.7(a) shall not significantly change the permitted activities of the Issuer.

         (b) Any term or provision of the Servicing Agreement, the Originator Purchase Agreement and the Assignment, Assumption and Recognition Agreement may be amended by the Issuer with prior notice to each Rating Agency but without the consent of the Indenture Trustee, any Noteholder, the Holder of the Revolving Liquidity Note, the Owner Trustee or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Issuer or any of its Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; provided that such amendment shall not, as evidenced by an Officer's Certificate of the Depositor delivered to the Indenture Trustee and the Owner Trustee materially and adversely affect the interests of the Noteholders, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee; provided, further, that the Rating Agency Condition with respect to Standard & Poor's shall have been satisfied; provided, further, that any amendment entered into pursuant to this Section 9.7(b) shall not significantly change the permitted activities of the Issuer.

         (c) The Servicing Agreement, the Originator Purchase Agreement and the Assignment, Assumption and Recognition Agreement may also be amended from time to time by the Issuer with prior notice to each Rating Agency and with the consent of the Holders of a majority of the Note Balance of the Controlling Class, and, if the interests of the Holder of the Revolving Liquidity Note are affected, the Holder of the Revolving Liquidity Note, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Servicing Agreement, the Originator Purchase Agreement or the Assignment, Assumption and Recognition Agreement, as the case may be. It will not be necessary for the consent of Noteholders or the Holder of the Revolving Liquidity Note to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Indenture) and of evidencing the authorization of the execution thereof by Noteholders and the Holder of the Revolving Liquidity Note, as applicable, will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

         (d) Prior to the execution of any amendment to the Servicing Agreement, the Originator Purchase Agreement or the Assignment, Assumption and Recognition Agreement, the Issuer shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment or consent, the Issuer shall furnish a copy of such amendment or consent to each Rating Agency, the Indenture Trustee and the Holder of the Revolving Liquidity Note.



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

         (e) Prior to the execution of any amendment to the Servicing Agreement, the Originator Purchase Agreement or the Assignment, Assumption and Recognition Agreement, the Issuer, the Holder of the Revolving Liquidity Note, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under the Servicing Agreement, the Originator Purchase Agreement or the Assignment, Assumption and Recognition Agreement, as the case may be. Furthermore, notwithstanding anything to the contrary herein, the Servicing Agreement, the Originator Purchase Agreement and the Assignment, Assumption and Recognition Agreement may not be amended in any way that would adversely affect the Owner Trustee's rights, privileges, indemnities, duties or obligations under the Servicing Agreement, the Originator Purchase Agreement or the Assignment, Assumption and Recognition Agreement, as the case may be, or otherwise without the prior written consent of the Owner Trustee.

                                   ARTICLE X

                               REDEMPTION OF NOTES

         SECTION 10.1 Redemption. (a) Each of the Notes is subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section
5.10 of the Servicing Agreement on any Payment Date on which the Servicer exercises its option to purchase the Trust Estate pursuant to said Section 5.10 of the Servicing Agreement, for a purchase price equal to the Optional Purchase Price, which amount shall be deposited by the Servicer into the Collection Account on the Redemption Date.

         (b) Each of the Notes is subject to redemption in whole, but not in part, on any Payment Date on which the sum of the amounts in the Reserve Account and the remaining Available Funds after the payments under clauses first through eighth of Section 8.4(a) would be sufficient to pay in full the aggregate unpaid Note Balance of all of the Outstanding Notes as determined by the Indenture Trustee. On such Payment Date, (i) the Indenture Trustee shall transfer all amounts on deposit in the Reserve Account to the Collection Account, (ii) the Outstanding Notes shall be redeemed in whole, but not in part and (iii) the Revolving Liquidity Note shall be repaid to the extent of funds remaining after redemption of the Outstanding Notes.

         (c) If the Notes are to be redeemed pursuant to Sections 10.1(a) or 10.1(b), the Residual Interestholder or the Issuer shall provide at least 20 days' (or such longer period as may be required under the Note Depository Agreement) prior notice of the redemption of the Notes to the Holder of the Revolving Liquidity Note, the Indenture Trustee and the Owner Trustee, and the Indenture Trustee shall provide prompt (but not later than 10 days prior to the applicable Redemption Date) notice thereof to the Noteholders.

         SECTION 10.2 Form of Redemption Notice. Notice of redemption under
Section 10.1 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes as of the



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

close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

                  All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price;

                  (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes, and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

                  (iv) that interest on the Notes shall cease to accrue on the Redemption Date.

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. In addition, the Issuer shall notify each Rating Agency upon redemption of the Notes. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any Note.

         SECTION 10.3 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with that satisfies TIA Section 314(c)(1), (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with that satisfies TIA Section 314(c)(2) and (iii) if required by the TIA in the case of condition precedent compliance with which is subject to verification by accountants, a certificate or opinion of an accountant that satisfies TIA Section 314(c)(3), except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion in accordance with TIA Section 314(e) with respect to compliance with a condition or covenant provided for in this Indenture shall include:



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

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value in accordance with TIA Section 314(d) (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

         (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value in accordance with TIA Section 314(d) to the Issuer of the property or securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) and this clause (ii), is 10% or more of the Note Balance, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balance.

         (iii) Other than as contemplated by Section 11.1(b)(v), whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

         (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables, or securities released from the lien of this Indenture



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                                       56
since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Balance, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Balance.

         (v) Notwithstanding Section 2.9 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Transaction Documents.

         SECTION 11.2 Form of Documents Delivered to the Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Depositor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Depositor, the or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by



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

Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

                           (b) The fact and date of the execution by any person
                  of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                           (c) The ownership of Notes shall be proved by the
                  Note Register.

                           (d) Any request, demand, authorization, direction,
                  notice, consent, waiver or other action by any Noteholder shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4 Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as specified on Schedule II to the Sale Agreement or at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

         SECTION 11.5 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid or via Electronic Transmission to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.



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

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or an Event of Default.

         SECTION 11.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder or the Holder of the Revolving Liquidity Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Noteholder or Holder of the Revolving Liquidity Note, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will forward a copy to the Noteholders or the Holder of the Revolving Liquidity Note, as the case may be, and cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.8 Information Requests. The parties hereto shall provide any information reasonably requested by the Residual Interestholder, the Issuer, the Seller or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

         SECTION 11.9 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.10 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

         SECTION 11.11 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


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


         SECTION 11.12 Benefits of Indenture. Nothing in this Indenture, in the Notes or the Revolving Liquidity Note, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, the Holder of the Revolving Liquidity Note and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.13 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.14 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY LAW ALL OTHER CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.15 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.16 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.17 Trust Obligation. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner or a beneficial interest in a Note, by accepting the benefits of this Indenture, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Depositor, the Holder of the Revolving Liquidity Note, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or the Revolving Liquidity Note Agreement or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Depositor, the Indenture Trustee or the Owner Trustee in their respective individual capacities, (ii) any Residual Interestholder or any other owner of a beneficial interest in the Issuer or
(iii) the Seller, the Servicer, the Depositor, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Depositor, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the


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



Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         SECTION 11.18 No Petition. Each of the Indenture Trustee, by entering into this Indenture, and each Noteholder and Note Owner, by accepting a Note or, in the case of a Note Owner, a beneficial interest in a Note, hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties, (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence, join or institute against, with any other Person, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction; provided, that, notwithstanding the foregoing, a Bankruptcy Remote Party shall not be prohibited from filing a voluntary bankruptcy petition to the extent such Bankruptcy Remote Party obtains the necessary vote for filing a voluntary bankruptcy petition as required by the organizational documents of such Bankruptcy Remote Party.

         SECTION 11.19 Intent.

         (a) It is the intent of the Issuer that the Notes constitute indebtedness for all financial accounting purposes and the Issuer agrees and each purchaser of a Note (by virtue of the acquisition of such Note or an interest therein) shall be deemed to have agreed, to treat the Notes as indebtedness for all financial accounting purposes.

         (b) It is the intent of the Issuer that the Notes constitute indebtedness of the Issuer for all tax purposes and the Issuer agrees and each purchaser of a Note (by virtue of the acquisition of such Note or an interest therein) shall be deemed to have agreed to treat the Notes as indebtedness for all federal, state and local income and franchise tax purposes.

         SECTION 11.20 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Indenture or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;


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                                       61

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11.4 of this Indenture;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) to the extent permitted by applicable law, waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Indenture, any other Transaction Document, or any matter arising hereunder or thereunder.

         SECTION 11.21 Subordination of Claims. The Issuer's obligations under this Indenture are obligations solely of the Issuer and will not constitute a claim against the Seller to the extent that the Issuer does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by accepting the benefits of this Indenture, a Certificateholder, by accepting a Certificate, and Indenture Trustee (in its individual capacity and as Indenture Trustee), by entering into this Indenture, and each Noteholder and each Note Owner, by accepting the benefits of this Indenture, hereby acknowledges and agrees that such Person has no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, each of the Owner Trustee, the Indenture Trustee, each Noteholder or Note Owner and any Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Person further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each of the Indenture Trustee (in its individual capacity and as the Indenture Trustee), by entering into or accepting this Indenture, a Certificateholder, by accepting a Certificate, and the Owner Trustee, and each Noteholder or Note Owner, by accepting the benefits of this Indenture, hereby further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section and the terms of this Section may be enforced



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



by an action for specific performance. The provisions of this Section will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Indenture.

         SECTION 11.22 Limitation of Liability of Owner Trustee. It is expressly understood and agreed by and between the parties hereto that (i) this Indenture is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as such Owner Trustee,
(ii) each of the representations, undertakings and agreements made herein by the Issuer are not personal representations, undertakings and agreements of Wilmington Trust Company, but are binding only on the trust estate created pursuant to the Trust Agreement, (iii) nothing contained herein shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture.

                  [Remainder of Page Intentionally Left Blank]



                                                              2005-WF1 Indenture

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                  BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1

                                  By: WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as
                                      Owner Trustee


                                  By: /s/ JANEL R. HAVRILLA
                                  Name: Janel R. Havrilla
                                  Title: Financial Services Officer



                                  U.S. BANK NATIONAL ASSOCIATION,
                                  a national banking association, not in its individual capacity but solely as the Indenture Trustee


                                  By: /s/ NANCIE J. ARVIN
                                  Name: Nancie J. Arvin
                                  Title: Vice President


Acknowledged and agreed with
respect to Section 7.5:

BAS SECURITIZATION LLC, as Depositor


By: /s/ JAMES G. MACKEY
Name: James G. Mackey
Title: Principal Financial Officer



                                                              2005-WF1 Indenture

                                    EXHIBIT A


                                  Form of Notes

                                 CLASS A-1 NOTE

REGISTERED                                            $_________________(1)
No. R-____                                            CUSIP NO. 059478 AA 5
                                                      ISIN. US059478AA56


         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                 BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1

                 3.50545% CLASS A-1 AUTO LOAN ASSET BACKED NOTE

         Banc of America Securities Auto Trust 2005-WF1, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _______________________DOLLARS ($________________), in monthly installments on the 18th of each month, or if such day is not a Business Day, on the immediately succeeding Business Day, commencing on July 18, 2005 (each, a "Payment Date") until the principal of this
Note is paid or made available for payment, and to pay interest due and payable on each Payment Date on the Class A-1 Note Balance as of the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), or as of the Closing Date in the case of the first Payment Date, at the rate per annum shown above (the "Interest Rate"), in each case as and to the extent set forth in Sections 2.7, 3.1, 5.4(b), 8.2 and 8.4 of the Indenture; provided, however, that the entire Class A-1 Note Balance shall be due and payable on the earliest of July 18, 2006 (the "Final Scheduled Payment Date"),
(ii) the Redemption Date, if any, pursuant to Section 10.1 of the Indenture and
(iii) the date the Notes are accelerated after an Event of Default pursuant to
Section 5.2 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such Payment Date.



----------
(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.



                                                              2005-WF1 Indenture

Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee the name of which appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.



                                                              2005-WF1 Indenture

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: July ___, 2005

                                       BANC OF AMERICA SECURITIES AUTO
                                       TRUST 2005-WF1

                                       By: Wilmington Trust Company, not in its
                                           individual capacity but solely as
                                           Owner Trustee


                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                                              2005-WF1 Indenture

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: July ___, 2005

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        a national banking association, not in
                                        its individual capacity but solely as
                                        Indenture Trustee


                                        By:
                                           -------------------------------------
                                           Authorized Signatory



                                                              2005-WF1 Indenture

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 3.50545% Class A-1 Auto Loan Asset-Backed Notes (herein called the "A-1 Notes" or the "Notes"), all issued under an Indenture dated as of July 7, 2005 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Noteholders and the Holder of the Revolving Liquidity Note. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in Appendix A of the Sale Agreement.

         The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated to the Class A Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided in the Indenture. The Class C Notes are subordinated to the Class A Notes and the Class B Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided for in the Indenture. All covenants and agreements made by the Issuer in the Indenture are for the benefit of the Holders of the Class A Notes, the Class B Notes and the Class C Notes.

         Principal payable on the Notes will be paid on each Payment Date in the amount specified in the Indenture. As described above, that the entire Class A-1 Note Balance shall be due and payable on the earliest of (i) the Final Scheduled Payment Date, (ii) the Redemption Date, if any, pursuant to Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

         Payments of principal of and interest on this Note due and payable on each Payment Date, Redemption Date or upon acceleration shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof



                                                              2005-WF1 Indenture
as of the Record Date preceding such Payment Date or Redemption Date by notice mailed prior to such Payment Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Owner Trustee, the Holder of the Revolving Liquidity Note or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Depositor, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any Residual Interestholder or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer, the Depositor, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Noteholders and the Note Owners that, for purposes of federal and state income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy,



                                                              2005-WF1 Indenture
reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.



                                                              2005-WF1 Indenture

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
     ---------------------------------------------------------------------------
                               (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                        */
        --------------------        --------------------------

                                    Signature Guaranteed:


                                    ---------------------------------------
                                    Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


----------

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.




                                                              2005-WF1 Indenture

                                 CLASS A-2 NOTE


REGISTERED                                            $______________________(1)
No. R-____                                            CUSIP NO. 059478 AB 3
                                                      ISIN. US059478AB30


         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                 BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1

                   3.89% CLASS A-2 AUTO LOAN ASSET BACKED NOTE

         Banc of America Securities Auto Trust 2005-WF1, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________________ DOLLARS ($______________________), in monthly installments on the 18th of each month, or if such day is not a Business Day, on the immediately succeeding Business Day, commencing on July 18, 2005 (each, a "Payment Date") until the principal of this Note is paid or made available for payment, and to pay interest due and payable on each Payment Date on the Class A-2 Note Balance as of the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), or as of the Closing Date in the case of the first Payment Date, at the rate per annum shown above (the "Interest Rate"), in each case as and to the extent set forth in Sections 2.7, 3.1, 5.4(b), 8.2 and 8.4 of the Indenture; provided, however, that the entire Class A-2 Note Balance shall be due and payable on the earliest of (i) June 18, 2008 (the "Final Scheduled Payment Date"), (ii) the Redemption Date, if any, pursuant to
Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such


----------
(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee the name of which appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.



                                                              2005-WF1 Indenture

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  July ___, 2005

                                             BANC OF AMERICA SECURITIES AUTO
                                             TRUST 2005-WF1

                                             By: Wilmington Trust Company, not
                                                 in its individual capacity but
                                                 solely as Owner Trustee


                                             By:
                                                 -------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



                                                              2005-WF1 Indenture

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  July ___, 2005

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       a national banking association, not in
                                       its individual capacity but solely as
                                       Indenture Trustee

                                       By:
                                          --------------------------------------
                                          Authorized Signatory




                                                              2005-WF1 Indenture

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 3.89% Class A-2 Auto Loan Asset-Backed Notes (herein called the "A-2 Notes" or the "Notes"), all issued under an Indenture dated as of July 7, 2005 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Noteholders and the Holder of the Revolving Liquidity Note. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in Appendix A of the Sale Agreement.

         The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated to the Class A Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided in the Indenture. The Class C Notes are subordinated to the Class A Notes and the Class B Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided for in the Indenture. All covenants and agreements made by the Issuer in the Indenture are for the benefit of the Holders of the Class A Notes, the Class B Notes and the Class C Notes.

         Principal payable on the Notes will be paid on each Payment Date in the amount specified in the Indenture. As described above, that the entire Class A-2 Note Balance shall be due and payable on the earliest of (i) the Final Scheduled Payment Date, (ii) the Redemption Date, if any, pursuant to Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

         Payments of principal of and interest on this Note due and payable on each Payment Date, Redemption Date or upon acceleration shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date or Redemption Date by notice mailed prior



                                                              2005-WF1 Indenture
to such Payment Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Owner Trustee, the Holder of the Revolving Liquidity Note or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Depositor, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any Residual Interestholder or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer, the Depositor, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Noteholders and the Note Owners that, for purposes of federal and state income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.



                                                              2005-WF1 Indenture

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.




                                                              2005-WF1 Indenture

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto
                          ------------------------------------------------------
                                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                              */
        -------------               ---------------------------------

                                            Signature Guaranteed:


                                            ------------------------------------
                                            Signatures must be guaranteed by an
                                            "eligible guarantor institution"
                                            meeting the requirements of the Note
                                            Registrar, which requirements
                                            include membership or participation
                                            in STAMP or such other "signature
                                            guarantee program" as may be
                                            determined by the Note Registrar in
                                            addition to, or in substitution for,
                                            STAMP, all in accordance with the
                                            Securities Exchange Act of 1934, as
                                            amended.


----------
         */ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.



                                                              2005-WF1 Indenture

                                 CLASS A-3 NOTE

REGISTERED                                           $_______________________(1)
No. R-____                                           CUSIP NO. 059478 AC 1
                                                     ISIN. US0597478AC13


         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                 BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1

                   3.99% CLASS A-3 AUTO LOAN ASSET BACKED NOTE

         Banc of America Securities Auto Trust 2005-WF1, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________________ DOLLARS ($________________________), in monthly installments on the 18th of each month, or if such day is not a Business Day, on the immediately succeeding Business Day, commencing on July 18, 2005 (each, a "Payment Date") until the principal of this Note is paid or made available for payment, and to pay interest due and payable on each Payment Date on the Class A-3 Note Balance as of the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), or as of the Closing Date in the case of the first Payment Date, at the rate per annum shown above (the "Interest Rate"), in each case as and to the extent set forth in Sections 2.7, 3.1, 5.4(b), 8.2 and 8.4 of the Indenture; provided, however, that the entire Class A-3 Note Balance shall be due and payable on the earliest of (i) August 18, 2009 (the "Final Scheduled Payment Date"), (ii) the Redemption Date, if any, pursuant to
Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such



----------
(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee the name of which appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.



                                                              2005-WF1 Indenture

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: July ___, 2005

                                         BANC OF AMERICA SECURITIES AUTO
                                         TRUST 2005-WF1

                                         By: Wilmington Trust Company, not in
                                             its individual capacity but solely
                                             as Owner Trustee


                                         By:
                                             -----------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



                                                              2005-WF1 Indenture

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: July ___, 2005

                                             U.S. BANK NATIONAL ASSOCIATION,
                                             a national banking association, not
                                             in its individual capacity but
                                             solely as Indenture Trustee


                                             By:
                                                --------------------------------
                                                Authorized Signatory



                                                              2005-WF1 Indenture

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 3.99% Class A-3 Auto Loan Asset-Backed Notes (herein called the "A-3 Notes" or the "Notes"), all issued under an Indenture dated as of July 7, 2005 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Noteholders and the Holder of the Revolving Liquidity Note. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in Appendix A of the Sale Agreement.

         The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated to the Class A Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided in the Indenture. The Class C Notes are subordinated to the Class A Notes and the Class B Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided for in the Indenture. All covenants and agreements made by the Issuer in the Indenture are for the benefit of the Holders of the Class A Notes, the Class B Notes and the Class C Notes.

         Principal payable on the Notes will be paid on each Payment Date in the amount specified in the Indenture. As described above, that the entire Class A-3 Note Balance shall be due and payable on the earliest of (i) the Final Scheduled Payment Date, (ii) the Redemption Date, if any, pursuant to Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto.

         Payments of principal of and interest on this Note due and payable on each Payment Date, Redemption Date or upon acceleration shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date or Redemption Date by notice mailed prior



                                                              2005-WF1 Indenture
to such Payment Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Owner Trustee, the Holder of the Revolving Liquidity Note or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Depositor, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any Residual Interestholder or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer, the Depositor, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Noteholders and the Note Owners that, for purposes of federal and state income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.



                                                              2005-WF1 Indenture

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.



                                                              2005-WF1 Indenture

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto
                           -----------------------------------------------------
                                     (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                              */
        -------------               ------------------------------- --

                                            Signature Guaranteed:


                                            ------------------------------------
                                            Signatures must be guaranteed by an
                                            "eligible guarantor institution"
                                            meeting the requirements of the Note
                                            Registrar, which requirements
                                            include membership or participation
                                            in STAMP or such other "signature
                                            guarantee program" as may be
                                            determined by the Note Registrar in
                                            addition to, or in substitution for,
                                            STAMP, all in accordance with the
                                            Securities Exchange Act of 1934, as
                                            amended.


----------
         */ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.



                                                              2005-WF1 Indenture

                                 CLASS A-4 NOTE

REGISTERED                                      $___________________________(1)
No. R-____                                      CUSIP NO. 059478 AD 9
                                                ISIN. US059478AD95


         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                 BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1

                   4.08% CLASS A-4 AUTO LOAN ASSET BACKED NOTE

         Banc of America Securities Auto Trust 2005-WF1, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________________________ DOLLARS ($_______________________), in monthly installments on the 18th of each month, or if such day is not a Business Day, on the immediately succeeding Business Day, commencing on July 18, 2005 (each, a "Payment Date") until the principal of this Note is paid or made available for payment, and to pay interest due and payable on each Payment Date on the Class A-4 Note Balance as of the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), or as of the Closing Date in the case of the first Payment Date, at the rate per annum shown above (the "Interest Rate"), in each case as and to the extent set forth in Sections 2.7, 3.1, 5.4(b), 8.2 and 8.4 of the Indenture; provided, however, that the entire Class A-4 Note Balance shall be due and payable on the earliest of (i) April 18, 2010 (the "Final Scheduled Payment Date"), (ii) the Redemption Date, if any, pursuant to
Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such


----------
(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee the name of which appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.



                                                              2005-WF1 Indenture

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: July ___, 2005

                                      BANC OF AMERICA SECURITIES AUTO
                                      TRUST 2005-WF1

                                      By: Wilmington Trust Company, not in its
                                          individual capacity but solely as
                                          Owner Trustee


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                                              2005-WF1 Indenture

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: July ___, 2005

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           a national banking association, not
                                           in its individual capacity but solely
                                           as Indenture Trustee


                                           By:
                                              ----------------------------------
                                              Authorized Signatory



                                                              2005-WF1 Indenture

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 4.08% Class A-4 Auto Loan Asset-Backed Notes (herein called the "A-4 Notes" or the "Notes"), all issued under an Indenture dated as of July 7, 2005 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Noteholders and the Holder of the Revolving Liquidity Note. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in Appendix A of the Sale Agreement.

         The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated to the Class A Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided in the Indenture. The Class C Notes are subordinated to the Class A Notes and the Class B Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided for in the Indenture. All covenants and agreements made by the Issuer in the Indenture are for the benefit of the Holders of the Class A Notes, Class B Notes and the Class C Notes.

         Principal payable on the Notes will be paid on each Payment Date in the amount specified in the Indenture. As described above, that the entire Class A-4 Note Balance shall be due and payable on the earliest of (i) the Final Scheduled Payment Date, (ii) the Redemption Date, if any, pursuant to Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

         Payments of principal of and interest on this Note due and payable on each Payment Date, Redemption Date or upon acceleration shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date or Redemption Date by notice mailed prior



                                                              2005-WF1 Indenture
to such Payment Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Owner Trustee, the Holder of the Revolving Liquidity Note or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Depositor, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any Residual Interestholder or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer, the Depositor, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Noteholders and the Note Owners that, for purposes of federal and state income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.



                                                              2005-WF1 Indenture

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.



                                                              2005-WF1 Indenture

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto
                           -----------------------------------------------------
                                    (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                              */
        -------------               ------------------------------- --

                                            Signature Guaranteed:


                                            ------------------------------------
                                            Signatures must be guaranteed by an
                                            "eligible guarantor institution"
                                            meeting the requirements of the Note
                                            Registrar, which requirements
                                            include membership or participation
                                            in STAMP or such other "signature
                                            guarantee program" as may be
                                            determined by the Note Registrar in
                                            addition to, or in substitution for,
                                            STAMP, all in accordance with the
                                            Securities Exchange Act of 1934, as
                                            amended.


----------
         */ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.




                                                              2005-WF1 Indenture

                                  CLASS B NOTE

REGISTERED                                          $________________________(1)
No. R-____                                          CUSIP NO. 059478 AE 7
                                                    ISIN. US059478AE78


         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                 BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1

                    4.30% CLASS B AUTO LOAN ASSET BACKED NOTE

         Banc of America Securities Auto Trust 2005-WF1, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ______________________ DOLLARS ($_______________________), in monthly installments on the 18th of each month, or if such day is not a Business Day, on the immediately succeeding Business Day, commencing on July 18, 2005 (each, a "Payment Date") until the principal of this Note is paid or made available for payment, and to pay interest due and payable on each Payment Date on the Class B Note Balance as of the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), or as of the Closing Date in the case of the first Payment Date, at the rate per annum shown above (the "Interest Rate"), in each case as and to the extent set forth in Sections 2.7, 3.1, 5.4(b), 8.2 and 8.4 of the Indenture; provided, however, that the entire Class B Note Balance shall be due and payable on the earliest of October 18, 2010 (the "Final Scheduled Payment Date"), (ii) the Redemption Date, if any, pursuant to Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such


----------
(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee the name of which appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.



                                                              2005-WF1 Indenture

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: July ___, 2005


                                        BANC OF AMERICA SECURITIES AUTO
                                        TRUST 2005-WF1

                                           By: Wilmington Trust Company, not in
                                               its individual capacity but
                                               solely as Owner Trustee


                                        By:
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                                              2005-WF1 Indenture

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: July ___, 2005

                                         U.S. BANK NATIONAL ASSOCIATION,
                                         a national banking association, not in
                                         its individual capacity but solely as
                                         Indenture Trustee


                                         By:
                                            ------------------------------------
                                            Authorized Signatory



                                                              2005-WF1 Indenture

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 4.30% Class B Auto Loan Asset-Backed Notes (herein called the "B Notes" or the "Notes"), all issued under an Indenture dated as of July 7, 2005 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Noteholders and the Holder of the Revolving Liquidity Note. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in Appendix A of the Sale Agreement.

         The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated to the Class A Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided in the Indenture. The Class C Notes are subordinated to the Class A Notes and the Class B Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided for in the Indenture. All covenants and agreements made by the Issuer in the Indenture are for the benefit of the Holders of the Class A Notes, the Class B Notes and the Class C Notes.

         Principal payable on the Notes will be paid on each Payment Date in the amount specified in the Indenture. As described above, that the entire Class B Note Balance shall be due and payable on the earliest of (i) the Final Scheduled Payment Date, (ii) the Redemption Date, if any, pursuant to Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

         Payments of principal of and interest on this Note due and payable on each Payment Date, Redemption Date or upon acceleration shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date or Redemption Date by notice mailed prior



                                                              2005-WF1 Indenture
to such Payment Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Owner Trustee, the Holder of the Revolving Liquidity Note or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Depositor, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any Residual Interestholder or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer, the Depositor, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Noteholders and the Note Owners that, for purposes of federal and state income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.



                                                              2005-WF1 Indenture

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.



                                                              2005-WF1 Indenture

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto
                           -----------------------------------------------------
                                      (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                            _ */
        -------------               ------------------------------- --

                                            Signature Guaranteed:


                                            ------------------------------------
                                            Signatures must be guaranteed by an
                                            "eligible guarantor institution"
                                            meeting the requirements of the Note
                                            Registrar, which requirements
                                            include membership or participation
                                            in STAMP or such other "signature
                                            guarantee program" as may be
                                            determined by the Note Registrar in
                                            addition to, or in substitution for,
                                            STAMP, all in accordance with the
                                            Securities Exchange Act of 1934, as
                                            amended.


----------
         */ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.



                                                              2005-WF1 Indenture

                                  CLASS C NOTE

REGISTERED                                         $________________________(1)
No. R-____                                         CUSIP NO. 059478 AF 4
                                                   ISIN. US059478AF44


         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                 BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1

                    4.49% CLASS C AUTO LOAN ASSET BACKED NOTE

         Banc of America Securities Auto Trust 2005-WF1, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ______________________ DOLLARS ($_______________________), in monthly installments on the 18th of each month, or if such day is not a Business Day, on the immediately succeeding Business Day, commencing on July 18, 2005 (each, a "Payment Date") until the principal of this Note is paid or made available for payment, and to pay interest due and payable on each Payment Date on the Class C Note Balance as of the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), or as of the Closing Date in the case of the first Payment Date, at the rate per annum shown above (the "Interest Rate"), in each case as and to the extent set forth in Sections 2.7, 3.1, 5.4(b), 8.2 and 8.4 of the Indenture; provided, however, that the entire Class C Note Balance shall be due and payable on the earliest of February 18, 2013 (the "Final Scheduled Payment Date"), (ii) the Redemption Date, if any, pursuant to Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such



----------
(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee the name of which appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.



                                                              2005-WF1 Indenture

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: July ___, 2005

                                           BANC OF AMERICA SECURITIES AUTO
                                           TRUST 2005-WF1

                                              By: Wilmington Trust Company, not
                                                  in its individual capacity but
                                                  solely as Owner Trustee


                                           By:
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                                              2005-WF1 Indenture

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: July ___, 2005

                                            U.S. BANK NATIONAL ASSOCIATION,
                                            a national banking association, not
                                            in its individual capacity but
                                            solely as Indenture Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Signatory



                                                              2005-WF1 Indenture

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 4.49% Class C Auto Loan Asset-Backed Notes (herein called the "C Notes" or the "Notes"), all issued under an Indenture dated as of July 7, 2005 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Noteholders and the Holder of the Revolving Liquidity Note. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in Appendix A of the Sale Agreement.

         The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated to the Class A Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided in the Indenture. The Class C Notes are subordinated to the Class A Notes and the Class B Notes, and are secured by the collateral pledged as security therefor on a subordinated basis as provided for in the Indenture. All covenants and agreements made by the Issuer in the Indenture are for the benefit of the Holders of the Class A Notes, the Class B Notes and the Class C Notes.

         Principal payable on the Notes will be paid on each Payment Date in the amount specified in the Indenture. As described above, that the entire Class C Note Balance shall be due and payable on the earliest of (i) the Final Scheduled Payment Date, (ii) the Redemption Date, if any, pursuant to Section 10.1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5.2 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

         Payments of principal of and interest on this Note due and payable on each Payment Date, Redemption Date or upon acceleration shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date or Redemption Date by notice mailed prior



                                                              2005-WF1 Indenture
to such Payment Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Owner Trustee, the Holder of the Revolving Liquidity Note or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Depositor, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any Residual Interestholder or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer, the Depositor, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Noteholders and the Note Owners that, for purposes of federal and state income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.



                                                              2005-WF1 Indenture

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.



                                                              2005-WF1 Indenture

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto
                           -----------------------------------------------------
                                       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                              */
        -------------               ------------------------------- --

                                            Signature Guaranteed:


                                            ------------------------------------
                                            Signatures must be guaranteed by an
                                            "eligible guarantor institution"
                                            meeting the requirements of the Note
                                            Registrar, which requirements
                                            include membership or participation
                                            in STAMP or such other "signature
                                            guarantee program" as may be
                                            determined by the Note Registrar in
                                            addition to, or in substitution for,
                                            STAMP, all in accordance with the
                                            Securities Exchange Act of 1934, as
                                            amended.


----------
         */ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.



                                                              2005-WF1 Indenture

                                    EXHIBIT B



                         FORM OF DEPOSITOR CERTIFICATION

                 BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1

                 o I, [identify the certifying individual] certify that:

1. I have reviewed the annual report on Form 10-K, and all Monthly Form 8-K's containing Indenture Trustee's Certificate filed in respect of periods included in the year covered by this annual report, of the Banc of America Securities Auto Trust 2005-WF1;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the Indenture Trustee by the Servicer under the Amended and Restated Servicing Agreement, dated as of July 7, 2005 (the "Agreement"), among Wells Fargo Bank, N.A., as servicer (the "Servicer") and Bank of America, National Association ("BANA") for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in the annual report on Form 10-K and required to be delivered to U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"), in accordance with the terms of the Agreement, and except as disclosed in the reports, the Servicer has fulfilled its obligations under the Agreement;

5. The reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Agreement, that is included in these reports; and

6. In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Wells Fargo Bank, N.A. and U.S. Bank National Association.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT C



                     FORM OF INDENTURE TRUSTEE CERTIFICATION

                 BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1


         The Indenture Trustee hereby certifies to BAS Securitization LLC and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. The Indenture Trustee has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced Trust;

2. Subject to paragraph (4), the payment information in the payment reports contained in all monthly Form 8-K's included in the year covered by the annual report on Form 10-K for the calendar year [____], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Indenture to be included therein and necessary to make the statements made, in light of the circumstances under which statements were made, not misleading as of the last day of the period covered by that annual report;

3. The payment information required to be provided by the Indenture Trustee under the Indenture is included in these reports; and

4. In compiling the payment information and making the foregoing certifications, I have relied upon information furnished to me by the Servicer under the Servicing Agreement. The Indenture Trustee shall have no responsibility or liability for any inaccuracy in such reports resulting from information so provided by the Servicer.


                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Indenture Trustee


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                                                      SCHEDULE I


              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

         In addition to the representations, warranties and covenants contained in the Indenture, the Issuer hereby represents, warrants, and covenants to the Indenture Trustee as follows on the Closing Date:

                                     GENERAL

1. This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

2. The Receivables constitute "chattel paper" (including "electronic chattel paper" or "tangible chattel paper"), "accounts," "instruments" or "general intangibles" within the meaning of the UCC.

3. Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the Originator, as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the Originator, as secured party.

4. Each Trust Account constitutes either a "deposit account" or a "securities account" within the meaning of the UCC.

                                    CREATION

5. Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by the Seller to the Issuer, the Seller owned and had good and marketable title to such Receivable free and clear of any Lien and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Issuer, the Issuer will have good and marketable title to such Receivable free and clear of any Lien.

                                   PERFECTION

6. The Issuer has caused or will have caused, within ten days after the effective date of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Indenture Trustee hereunder; and the Servicer has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party".

7. With respect to Receivables that constitute instruments or tangible chattel paper, either:


                                    Sch. I-1                  2005-WF1 Indenture

         (i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee; or

         (ii) Such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee; or

         (iii) The Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee.

8. With respect to the Trust Accounts that constitutes deposit accounts, either:

         (i) the Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in such Trust Accounts without further consent by the Issuer; or

         (ii) the Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of such Trust Accounts.

9. With respect to the Trust Accounts that constitute securities accounts or securities entitlements, either:

         (i) the Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to such Trust Accounts without further consent by the Issuer; or

         (ii) the Issuer has taken all steps necessary to cause the securities intermediary to identify in its records the Indenture Trustee as the person having a security entitlement against the securities intermediary in each of such Trust Accounts.

                                    PRIORITY

10. The Issuer has not authorized the filing of, or is not aware of, any financing statements against the Issuer that include a description of collateral covering the Receivables other than any financing statement
         (i) relating to the conveyance of the Receivables by BANA to the Seller under the Purchase Agreement, (ii) relating to the conveyance of the Receivables by the Seller to the Issuer under the Sale Agreement, (iii) relating to the security interest granted to the Indenture Trustee hereunder or (iv) that has been terminated.

11. The Issuer is not aware of any material judgment, ERISA or tax lien filings against the Issuer.



                                    Sch. I-2                  2005-WF1 Indenture

12. Neither the Issuer nor a custodian holding any Receivable that is electronic chattel paper has communicated an authoritative copy of any loan agreement that constitutes or evidences such Receivable to any Person other than the Servicer.

13. None of the instruments, tangible chattel paper or electronic chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer or the Indenture Trustee.

14. No Trust Account that constitutes a securities account or securities entitlement is in the name of any person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the securities intermediary of any such Trust Account to comply with entitlement orders of any person other than the Indenture Trustee.

15. No Trust Account that constitutes a deposit account is in the name of any person other than the Issuer or the Secured Party. The Issuer has not consented to the bank maintaining such Trust Account to comply with instructions of any person other than the Indenture Trustee.

                     SURVIVAL OF PERFECTION REPRESENTATIONS

16. Notwithstanding any other provision of this Indenture or any other Transaction Document, the perfection representations, warranties and covenants contained in this Schedule I shall be continuing, and remain in full force and effect until such time as all obligations under this Indenture have been finally and fully paid and performed.

                                    NO WAIVER

17. The Issuer shall provide the Rating Agencies with prompt written notice of any breach of the perfection representations, warranties and covenants contained in this Schedule I, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.

                   ISSUER TO MAINTAIN PERFECTION AND PRIORITY

18. The Issuer covenants that, in order to evidence the interests of the Indenture Trustee under this Indenture, the Issuer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority interest, the Indenture Trustee's security interest in the Receivables. The Issuer shall, from time to time and within the time limits established by law, prepare and file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee's security interest in the Receivables as a first-priority interest (each a "Filing").




                                    Sch. I-3                  2005-WF1 Indenture